UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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First Northern Community Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2015

Dear Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of First Northern Community Bancorp (the “Company”) on Tuesday, May 19, 2015, at 5:30 p.m., local time.  The meeting will be held at First Northern Bank’s Operations Center located at 210 Stratford Avenue in Dixon, California.  A reception will follow the meeting.

At the meeting, shareholders will be asked to elect as directors the eleven individuals nominated by the Board of Directors, to ratify the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, to approve the First Northern Community Bancorp 2016 Stock Incentive Plan (which will replace the current  2006 Stock Incentive Plan that is scheduled to expire in March 2016), to approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan (which will replace the current 2006 Amended Employee Stock Purchase Plan that is scheduled to expire in March 2016), and to approve such other matters as may properly come before the Annual Meeting or any adjournment thereof.  The accompanying Proxy Statement provides detailed information about the nominees for director, the independent registered public accounting firm and other matters regarding the Annual Meeting.  Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Board of Directors recommends that you vote “FOR” the election of the eleven directors nominated, “FOR” ratification of the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, “FOR” the proposal to approve the First Northern Community Bancorp 2016 Stock Incentive Plan and “FOR” the proposal to approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan.

It is very important that as many shares as possible be represented at the meeting.  Whether or not you plan to attend the Annual Meeting, we respectfully ask that you sign and return the enclosed proxy in the postage–paid envelope as soon as possible.  So that we may provide adequate seating and refreshments, please be sure to indicate whether or not you plan to attend in person by completing the bottom portion of the proxy form.

We look forward to seeing you at the meeting on May 19th.

Sincerely,

Louise A. Walker
President and Chief Executive Officer

Enclosures

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 19, 2015

To the Shareholders of First Northern Community Bancorp:

The 2015 Annual Meeting of Shareholders of First Northern Community Bancorp (the “Company”) will be held at First Northern Bank’s Operations Center located at 210 Stratford Avenue, Dixon, California 95620, on Tuesday, May 19, 2015, at 5:30 p.m., local time, to:

1.
Elect the following eleven (11) directors, each to serve until the next Annual Meeting of Shareholders, until their successors are elected and qualified, or until an individual director has reached the mandatory retirement age of 72 years (or, if approved by the Board of Directors by resolution, at the adjournment of the first meeting of the Board of Directors following his or her 72nd birthday):

Lori J. Aldrete           Gregory DuPratt          Owen J. Onsum
Frank J. Andrews, Jr.   Diane P. Hamlyn    David W. Schulze
Patrick R. Brady           Richard M. Martinez    Louise A. Walker
John M. Carbahal              Foy S. McNaughton

2.
Ratify the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP to act as the independent registered public accounting firm of First Northern Community Bancorp for the year ending December 31, 2015.

3.
Approve the First Northern Community Bancorp 2016 Stock Incentive Plan (which will replace the First Northern Community Bancorp 2006 Stock Incentive Plan).  A summary of the key changes in the 2016 Stock Incentive Plan can be found on page 27.

4.
Approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan (which will replace the First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan).  A summary of the key changes in the 2016 Employee Stock Purchase Plan can be found on page 34.

5.	Act upon such other matters as may properly come before such meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Shareholders of record at the close of business on March 31, 2015, are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

You are strongly encouraged to attend the Annual Meeting and also to complete, sign, date and return as promptly as possible, the accompanying proxy card in the return envelope provided for your use whether or not you plan to attend the meeting in person.  The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you later decide to attend the Annual Meeting.

BY ORDER OF THE
BOARD OF DIRECTORS

John M. Carbahal                                Louise A. Walker
Chairman of the Board                                         President and Chief Executive Officer

Dated:  April 13, 2015

Annual Meeting Of Shareholders	1
Voting Rights and Vote Required	1
Voting of Proxies—Quorum	3
Revocability of Proxy	3
Proposal 1 Nomination and Election of Directors	3
Nominees	4
Board Oversight of Risk Management	7
Committees of the Board of Directors of the Company and the Bank	7
Report of the Compensation Committee	10
Board of Directors Meetings	13
Director Independence	13
Director Compensation	13
Report of Audit Committee	15
Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm	17
Security Ownership of Certain Beneficial Owners and Management	18
Executive Officers	20
Executive Compensation	20
Narrative to Summary Compensation Table	21
2014 Outstanding Equity Awards at Fiscal Year End	25
Proposal 2 Ratification of the Company’s Independent Registered Public Accounting Firm	26
Proposal 3 Approval of the First Northern Community Bancorp 2016 Stock Incentive Plan	27
Proposal 4 Approval of the First Northern Community Bancorp 2016 Employee Stock Purchase Plan	34
Transactions with Related Persons	38
Insider Lending Policy	38
Section 16(A) Beneficial Ownership Reporting Compliance	38
Information Available to Shareholders	38
Shareholder Proposals	39
Other Matters	40
Appendix A First Northern Community Bancorp 2016 Stock Incentive Plan	APP A
Appendix B First Northern Community Bancorp 2016 Employee Stock Purchase Plan	APP B

FIRST NORTHERN COMMUNITY BANCORP

195 North First Street, Dixon, California 95620

PROXY STATEMENT

2015 Annual Meeting Of Shareholders

This Proxy Statement is furnished to the shareholders of First Northern Community Bancorp (the “Company”) in connection with the solicitation of proxies to be used in voting at the 2015 Annual Meeting of Shareholders of the Company to be held on May 19, 2015, at First Northern Bank’s Operations Center located at 210 Stratford Avenue, Dixon, California at 5:30 p.m., local time, and at any adjournment or postponement thereof.  The solicitation of proxies in the form accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation, including the expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in this solicitation of proxies, will be borne by the Company.  It is contemplated that proxies will be solicited through the mail, but officers and staff of the Company may solicit proxies personally.  The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies.  The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Company.

It is expected that this Proxy Statement and accompanying Notice will be mailed to shareholders on or about April 13, 2015.

A proxy for the Annual Meeting is enclosed.  Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by mailing an instrument revoking it, or a duly executed proxy bearing a later date, to our Corporate Secretary at 195 North First Street, Dixon, California 95620.  In addition, a proxy will be revoked if the person executing the proxy is present at the Annual Meeting and advises the Chairman of his or her election to vote in person.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Annual Meeting; action with respect to procedural matters pertaining to the conduct of the Annual Meeting; and election of any person to serve as a director in lieu of a bona fide nominee named herein, if such nominee is unable or unwilling to serve.

UNLESS REVOKED, ALL SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE MEETING WILL BE VOTED AS SPECIFIED IN SUCH PROXY OR, IF NOT SPECIFIED, THEN IN FAVOR OF ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MOSS ADAMS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2015, IN FAVOR OF THE PROPOSAL TO APPROVE THE FIRST NORTHERN COMMUNITY BANCORP 2016 STOCK INCENTIVE PLAN AND IN FAVOR OF THE PROPOSAL TO APPROVE THE FIRST NORTHERN COMMUNITY BANCORP 2016 EMPLOYEE STOCK PURCHASE PLAN AND IN THE DISCRETION OF THE PROXYHOLDERS WITH RESPECT TO ALL OTHER PROPOSALS PROPERLY BROUGHT BEFORE THE MEETING.

Voting Rights and Vote Required

Only shareholders of record at the close of business on the record date of March 31, 2015 will be entitled to vote in person or by proxy at the Annual Meeting.  On the record date, there were 10,256,219 shares of our common stock outstanding.

Shareholders of common stock of the Company are entitled to one vote for each share held, except that in the election of Directors, under California law and the Bylaws of the Company, each shareholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock of the Company held by such shareholder multiplied by the number of directors to be elected, and such shareholder may cast all of such votes for a single nominee or may distribute them among two or more nominees.  No shareholder, however, shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of common stock held by such shareholder multiplied by the number of directors to be elected) unless the name(s) of the candidate(s) has (have) been placed in nomination prior to voting in accordance with Article III, Section 23 of the Company’s Bylaws (which requires that nominations made other than by the Board of Directors be made at least 30 and not more than 60 days prior to any meeting of shareholders) and a shareholder has given notice to the Company of an intention to cumulate votes prior to the voting in accordance with Article II, Section 13 of the Company’s Bylaws.  If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxyholders, in accordance with the recommendation of the Board of Directors.  Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

The vote required to approve each proposal is as follows:

1.
In the election of directors, the eleven nominees receiving the highest number of votes will be elected.  It is required that all shareholders who hold their shares in “street name” provide voting instructions for nominees as brokerage firms no longer have discretionary authority to vote your shares for you; therefore, we respectfully request you vote your proxy.

2.
Ratification of the appointment by the Audit Committee of the Board of Directors of the independent registered public accounting firm will require the affirmative vote of a majority of the shares represented and voting at the Annual Meeting.

3.	Approval of the First Northern Community Bancorp 2016 Stock Incentive Plan will require the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting.

4.	Approval of the First Northern Community Bancorp 2016 Employee Stock Purchase Plan will require the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee.  Your brokerage firm, bank or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote.   Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum.  Your broker or other nominee has discretionary authority to vote your shares on the ratification of Moss Adams LLP as our independent auditor.  Brokers that have sent proxy soliciting materials to a beneficial owner but have not received voting instructions from the beneficial owner may nevertheless vote on routine matters, including the election of directors and the ratification of the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as independent registered public accounting firm, but may not vote on the proposal to approve the First Northern Community Bancorp 2016 Stock Incentive Plan or the proposal to approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

Voting of Proxies—Quorum

The shares of common stock of the Company represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the shareholders’ choices specified therein; where no choices have been specified, the shares will be voted “FOR” each of the eleven nominees for director recommended by the Board of Directors, “FOR” the ratification of the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as the independent registered public accounting firm for the year ending December 31, 2015, “FOR” the proposal to approve the First Northern Community Bancorp 2016 Stock Incentive Plan and “FOR” the proposal to approve First Northern Community Bancorp 2016 Employee Stock Purchase Plan, and at the proxyholder’s discretion, on such other matters, if any, which may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).  A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Annual Meeting.

Abstentions and broker “non-votes” are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum.

Revocability of Proxy

A shareholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at our executive offices located at 195 North First Street, Dixon, California 95620, or by appearing and voting by ballot in person at the Annual Meeting after advising the Chairman of the shareholder’s intention to do so.

Proposal 1
Nomination and Election of Directors

At the Annual Meeting it will be proposed to elect eleven (11) directors of the Company, each to hold office until the next annual meeting, until their successors shall be elected and qualified, or until an individual director has reached the mandatory retirement age of 72 years (or, if approved by the Board of Directors by resolution, at the adjournment of the first meeting of the Board of Directors following his or her 72nd birthday).  It is the intention of the proxyholders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the eleven (11) nominees named below.

The Board of Directors does not anticipate that any of the nominees will be unable or unwilling to serve as a director of the Company, but if that should occur before the Annual Meeting, the proxyholders, in their discretion, upon the recommendation of the Company’s Board of Directors, reserve the right to substitute a nominee and vote for another person of their choice in the place and stead of any nominee unable or unwilling to serve.  The proxyholders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxyholders may determine in their discretion, based upon the recommendation of the Board of Directors.

1

Nominees

The following table sets forth each of the nominees for election as a director, their age, their position with the Company, and the period during which they have served as a director of the Company and the Bank.

Name	Age	Position with the Company	Director of Bank Since	Director of the Company Since
Lori J. Aldrete	68	Director	1995	2000
Frank J. Andrews, Jr.	66	Director	1993	2000
Patrick R. Brady	62	Director	2013	2013
John M. Carbahal	60	Chairman of the Board	1996	2000
Gregory DuPratt	61	Director	1996	2000
Diane P. Hamlyn	71	Director	1985	2000
Richard M. Martinez	59	Director	2011	2011
Foy S. McNaughton	64	Director – Vice Chairman	2000	2000
Owen J. Onsum	70	Director	1996	2000
David W. Schulze	70	Director	1978	2000
Louise A. Walker	54	President, Chief Executive Officer and Director	2011	2011

Lori J. Aldrete is the owner of Aldrete Communications, a regional public affairs, marketing and communications firm headquartered in Davis, California.  Ms. Aldrete is also the Executive Vice President/Chief Operating Officer of Aldrete Enterprises.  Ms. Aldrete has held senior executive management positions for large healthcare organizations in Sacramento and San Francisco and worked in the business and communications fields for more than 35 years.  She received her undergraduate degree in Communications from Michigan State University and her Master of Business Administration from California State University Sacramento.  Ms. Aldrete helped found and operate more than five successful small business ventures since 1977.  During the past 20 years, Ms. Aldrete has worked with or served on numerous boards, including her current roles as a board member of First Northern Bank, First Northern Community Bancorp and the United Way California Capitol Region.  Ms. Aldrete’s service on boards both in the private and public sectors and her ownership of small businesses and management positions of large organizations has provided her with extensive knowledge and experience in strategic planning, corporate governance, marketing, and management.  Ms. Aldrete is the Chairman of the Bank’s Compensation Committee, and a member of the Bank’s Information Services Steering, Loan, and Nominating and Corporate Governance Committees.

Frank J. Andrews, Jr. has been President of Andrews, Lando & Associates since 1995, and a partner in ASB Properties, established in 1990, both of which are real estate development firms.  Prior to that time, Mr. Andrews was President of Andrews Management Services for three years and Vice President of Amos & Andrews, Inc., for fifteen years.  Andrews Management Services and Amos & Andrews, Inc. are also real estate development companies.  For the past 30 years Mr. Andrews has worked with various cities and agencies throughout Solano County.  Mr. Andrews is a retired board member, past president and member of the Solano Farm Land Trust.   He served as a board member on the Solano County Economic Council in the past, whose mission was to bring industry to Solano County.  Mr. Andrew’s service on boards both in the private and public sectors and his experience in land development has provided him with extensive knowledge and experience in marketing, real estate development and management.  Mr. Andrews is a member of the Bank’s Asset Quality and Loan Committees.

Patrick R. Brady is Chief Executive Officer of Sutter Roseville Medical Center.  He has been involved with Sutter since 1981, and has been in his current position since January 1999.  Prior to assuming his current duties, Mr. Brady served as the Chief Executive Officer of Sutter Solano Medical Center (SSMC) for approximately six and a half years.  Prior to SSMC, he served in a variety of executive level positions with Sutter Health in the greater Sacramento Area and in hospital management in Los Angeles, California and Tucson, Arizona.  Mr. Brady has Bachelor of Science degree in Public Administration from the University of Arizona, and a Masters degree in Hospital Administration from the University of Minnesota.  His professional activities include leadership roles in the American Hospital Association, American College of Healthcare Executives, California Healthcare Association, The Hospital Council of Northern and Central California, and the American Heart Association.  He has participated actively in local and regional affairs through Chamber of Commerce Boards, the Board of the Partnership HealthPlan of California, the Board of the Solano Coalition for Better Health, the Board for the Child Abuse Prevention Council for Placer County, the Board for Northern California P.E.T. Imaging, the Placer County Community Advisory Board, Rotary Club of Roseville, and the Roseville Economic Development Steering Committee.  Mr. Brady’s service on boards both in the private and public sectors and being a Chief Executive Officer, has provided him with extensive knowledge and experience in financial management, corporate governance and risk management.  Mr. Brady is a member of the Bank’s Compensation and Directors Asset Management and Trust Committees.

John M. Carbahal is a Certified Public Accountant and since 1984 has been a principal and shareholder of Carbahal & Company, Inc., an Accountancy Corporation.  Mr. Carbahal received his undergraduate degree in Business Administration – Accounting from California State University Chico, and his Masters of Business Administration from Golden Gate University.  He is currently a member of the American Institute of Certified Public Accountants, as well as the California Society of Certified Public Accounts.  He is very involved in the community as a member of the Davis Sunrise Rotary Club.  He is a past board member of the Yolo County Land Trust, and past president of the Winters Rotary Club and the Yolo County Chamber of Commerce as well as a board member of First Northern Bank and First Northern Community Bancorp.  Mr. Carbahal’s service on boards both in the private and public sectors, and his experience as a Certified Public Accountant and owning his own company has provided him with extensive knowledge and experience in financial management, corporate governance, risk management and auditing.  Mr. Carbahal is Chairman of the Board, and Chairman of the Bank’s Nominating and Corporate Governance Committee, and a member of the Bank’s Audit, Compensation, and Loan Committees.

Gregory DuPratt was Vice President/Sales Manager of Ron DuPratt Ford until 2014, an automobile dealership and family business established in 1956 located in Dixon.  Prior to becoming Vice President, Mr. DuPratt worked in all phases of the dealership from the repair shop to accounting, sales, and sales management.  Mr. DuPratt graduated with honors from the University of Southern California with a Master of Business Administration.  He is very involved in the Community as a member of the Dixon Rotary Club (past President), Chamber of Commerce Board Member, Silveyville Cemetery District Board Member, numerous Ad Hoc Committees, and board member of First Northern Bank, First Northern Community Bancorp.  Mr. DuPratt’s management and marketing experience, in addition to his service on boards has provided him with extensive operational and oversight experience with regard to corporate governance, marketing, and management.  Mr. DuPratt is a member of the Bank’s Asset/Liability, Compensation, Nominating and Corporate Governance, and Profit Sharing Committees.

Diane P. Hamlyn is the Founder of Davisville Travel, a full service travel agency.  Davisville Travel was established in 1977.  In 1992, Ms. Hamlyn established the “On Tour” program enabling non-profit support groups to offer organization related travel opportunities to its membership at the same time donating financially to their organization.  These organizations included the Crocker Art Museum, UC Davis Library, UC Davis Enology and Viticulture, Nelson Art Friends, Davis Art Center and KVIE.  Currently, she is a member of Rotary, UCDMC Leadership Council and the URC Foundation Board.  She has served on the board of the International House, UCD Library Associates, Chancellor’s Club and numerous travel organizations.  Ms. Hamlyn completed a graduate certificate in travel management from the Institute of Travel, Wellesley, MA in 1979.  She graduated from University of California, Berkeley in 1966.  Ms. Hamlyn’s service on boards of both private and public sector companies has provided her with extensive knowledge and experience in small business operations, corporate governance, marketing, and management.  Ms. Hamlyn is the Chairman of the Bank’s Asset Management and Trust Committee, and a member of the Bank’s Audit, Compensation, and Information Services Steering Committees.

Richard M. Martinez is a partner in Triad Farms, a diversified row crop farm that operates property in Solano and Yolo Counties.  He has been responsible for the financial management of the farming operations for the past 29 years.  From 1981 to 1985, Martinez was employed by the Yolo County Flood Control and Water Conservation District in Yolo County and served as Division Manager for the Irrigation and Flood Control operations.  Mr. Martinez received a Bachelor of Science Degree in Agriculture from California State University at Chico.  He has served for the past 20 years and continues to be a director for the Dixon Resource Conservation District and also serves as the Chairman for the Dixon Joint Powers Authority for regional drainage.  Mr. Martinez remains active in many agricultural and natural resources related associations and advisory committees.  His experience in the management of both private and public sectors in the region has provided him with extensive knowledge of the local agriculture community.  Mr. Martinez is a member of the Bank’s Audit, Compensation, and Loan Committees.

Foy S. McNaughton is the President and Chief Executive Officer of McNaughton Newspapers, a group of community newspapers that include the Davis Enterprise, Daily Republic (Fairfield), Mountain Democrat (Placerville), Winters Express and Life Newspapers (El Dorado County).  He has held this position since 1985 and also operates as the company’s CFO.  His newspapers employ over 250 people in the local area.  Mr. McNaughton has served on the board of directors of many community groups such as the Davis and Fairfield Chambers of Commerce and Rotary Clubs.  He is past president of the Travis Regional Armed Forces Committee, Sutter Davis Hospital and the Fairfield Community Services Foundation.  He has been a resident of Davis, California since 1973.  Mr. McNaughton’s service on boards of both private and public sector companies has provided him with broad financial knowledge and experience in marketing and advertising and extensive operational and oversight management.  Mr. McNaughton is the Chairman of the Bank’s Audit Committee and a member of the Bank’s Compensation, Loan, and Nominating and Corporate Governance Committees.

Owen J. (John) Onsum served as the President and Chief Executive Officer of First Northern Bank of Dixon from 1997 to 2010. Mr. Onsum joined the Bank in 1972.  Mr. Onsum holds a Masters of Science in Agricultural Economics from the University of California, Davis, a Bachelor of Science in Economics from the University of California, Santa Barbara, and is also a graduate of the Pacific Coast Banking School at the University of Washington. Mr. Onsum is past president of the Dixon Rotary Club and has served as a director on numerous association and non-profit boards, including: Solano Economic Development Corporation; UC Davis Mondavi Center for the Performing Arts; KVIE Channel 6; the California Bankers Association (CBA); the ABA National BankPac Committee; the Solano Community College Scholarship Foundation; Friends of the Dixon May Fair; the Dixon Chamber of Commerce; and the Dixon Community Church. Mr. Onsum has extensive knowledge and experience in banking, financial management, risk management, corporate governance, and marketing.  Mr. Onsum is Chairman of the Bank’s Loan Committee, and a member of the Bank’s Asset/Liability, and Profit Sharing Committees.

David W. Schulze has been the owner/operator of a family farming operation since 1967, and as General Partner he continues to lease row crop land and manage a walnut orchard.  Prior to assuming that position, Mr. Schulze was involved in property management and apartment ownership.  Mr. Schulze formed a development partnership, which sold property to Pulte Homes in Dixon, and continues to partner a similar development in El Dorado County.  Mr. Schulze graduated from Occidental College with a Bachelor of Arts in Economics.  He has been a shareholder of First Northern since the early 1960’s, and board member of First Northern Bank and First Northern Community Bancorp since 1978 and 2000, respectively.  Mr. Schulze’s experience with both private and public companies has provided him with extensive knowledge and experience in agriculture, real estate development, marketing, and management.  Mr. Schulze is member of the Bank’s Audit, Loan, and Nominating and Corporate Governance Committees.

Louise A. Walker has served as President and Chief Executive Officer of First Northern Community Bancorp and its wholly owned subsidiary, First Northern Bank, since January 1, 2011.  Ms. Walker joined First Northern Bank in 1979, and has been a member of Senior Management since 1989.  During her career she has held a variety of positions which included head of Operations and Data Processing and the oversight of Human Resources, Risk Management, Compliance, Accounting and Finance.  Most recently, Ms. Walker held the position of Senior Executive Vice President/Chief Financial Officer.  She has a Bachelor of Arts degree in Management from Saint Mary’s College of California.  Ms. Walker is Treasurer and a member of the California Banker’s Association Board of Directors, served on the board of the Sacramento Area Commerce and Trade Organization and Solano Economic Development Corporation, a member of Dixon Rotary, a member of the State Controller’s Financial Literacy Advisory Committee, and is a past president of Soroptimist International of Dixon.  Ms. Walker is also a member of Lambda Alpha International, Sacramento Chapter.  Ms. Walker’s extensive service as a board member of both private and public organizations has provided her with extensive knowledge and experience in the banking industry, financial management, risk management, corporate governance, and marketing.  Ms. Walker is a member of the Bank’s Asset/Liability, Asset Management and Trust, Asset Quality, Loan, Information Services Steering, and Profit Sharing Committees.

None of the Directors of the Company were selected pursuant to arrangements or understandings other than with the Directors and shareholders of the Company acting within their capacity as such.  There are no family relationships between any of the directors, and none of the directors serve as a director of any other company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

Board Oversight of Risk Management

The Board of Directors of the Bank is engaged in Bank-wide risk management oversight, which constitutes substantially all of the assets of the Company.  The Board of Directors of the Bank relies upon the Chief Executive Officer and Chief Financial Officer/Chief Operating Officer to supervise day-to-day risk management and bring to its attention the most material risks to the Bank.  The Chief Executive Officer and Chief Financial Officer/Chief Operating Officer each provide reports directly to the Board of Directors of the Bank and certain of its committees, as appropriate.  Directors may also from time to time rely on the advice of outside advisors and auditors provided they have a reasonable basis for such reliance.

The Board of Directors of the Bank also delegates certain oversight responsibilities to its Board committees.  The full Board of the Bank considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their area of responsibility.  For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company and the Bank, the Audit Committee provides risk oversight with respect to our financial statements.  For a description of the functions of the various committees of the board, see “Committees of the Board of Directors of the Company and the Bank” below.

Committees of the Board of Directors of the Company and the Bank

The Company does not have Audit, Nominating or Compensation Committees or committees performing similar functions.  However, the Board of Directors of the Bank has several standing committees, as discussed below, including an Audit, Compensation, Loan, and Nominating and Corporate Governance committees which perform the functions of such committees for the Company.  The Directors of the Company are also Directors of the Bank.  As such, the Bank committees supervise and review the activities of the Bank, which constitute substantially all of the assets of the Company on a consolidated basis.  The Audit Committee and Compensation Committee have charters.  Audit and Compensation Charters are available for review on the Bank’s website at www.thatsmybank.com.

The Bank has a standing Asset/Liability Committee composed of Gregory DuPratt, Owen J. Onsum, and Louise A. Walker.  Jeremiah Z. Smith, Senior Executive Vice President and Chief Financial Officer/Chief Operating Officer is the Asset/Liability Committee Chairman.  The Asset/Liability Committee reviews and oversees the management of the Bank’s assets and liabilities.  The Asset/Liability Committee held 8 meetings with Director participation in 2014.

The Bank has a standing Asset Management and Trust Committee composed of, Patrick R. Brady, Diane P. Hamlyn, and Louise A. Walker.  Diane P. Hamlyn is the Asset Management and Trust Committee Chairwoman.  The Asset Management and Trust Committee held 4 meetings during 2014 for the purpose of reviewing the general status of the Bank’s Asset Management and Trust Department.

The Bank has a standing Audit Committee composed of John M. Carbahal, Diane P. Hamlyn, Richard M. Martinez, Foy S. McNaughton, and David W. Schulze.  Foy S. McNaughton is the Audit Committee Chairman.  The Audit Committee reviews and oversees the internal audit results for the Bank.  The Audit Committee of the Bank held 5 meetings during 2014.

The Bank has a standing Compensation Committee composed of Lori J. Aldrete, Patrick R. Brady, John M. Carbahal, Gregory DuPratt, Diane P. Hamlyn, Richard M. Martinez, and Foy S. McNaughton.  Lori J. Aldrete is the Compensation Committee Chairwoman.  The Compensation Committee held 5 meetings during 2014 for the purpose of reviewing and recommending to the Bank’s Board of Directors the Bank’s compensation objectives and policies and administering the Company’s stock plans.

The Bank has a standing Asset Quality Committee composed of Frank J. Andrews, Jr. and Louise A. Walker.  Paul Ubrun, Vice President/Special Assets Manager is the Committee Chairman.  The Asset Quality Committee held 4 meetings during 2014 for the purpose of reviewing and monitoring special assets in the Bank’s loan portfolio.

The Bank has a standing Information Services Steering Committee composed of Lori J. Aldrete, Diane P. Hamlyn, and Louise A. Walker.  Bruce Orris, Executive Vice President/Chief Information Officer is Committee Chairman.  The Committee held 4 meetings during 2014 for the purpose of reviewing and monitoring bankwide IT issues and safety according to the Information Services Department policies and procedures.

The Bank has a standing Loan Committee composed of Lori J. Aldrete, Frank J. Andrews, Jr., John M. Carbahal, Richard M. Martinez, Foy S. McNaughton, Owen J. Onsum, David W. Schulze, and Louise A. Walker.  Owen J. Onsum is the Loan Committee Chairman.  The Loan Committee held 14 meetings during 2014 for the purpose of approving loans and loan policy.

The Bank has a standing Profit Sharing Committee composed of Gregory DuPratt, Owen J. Onsum, and Louise A. Walker.  The Profit Sharing Committee held 5 meetings during 2014 for the purpose of considering plan administration and investments.

The Bank has a standing Nominating and Corporate Governance Committee composed of Lori J. Aldrete, John M. Carbahal, Gregory DuPratt, Foy S. McNaughton, and David W. Schulze.  John M. Carbahal is the Nominating and Corporate Governance Committee Chairman.  The Nominating and Corporate Governance Committee held 2 meetings during 2014 for the purpose of considering corporate governance best practices and to review and nominate potential candidates for directors of the Bank and the Company as needed. This Committee fulfills the responsibilities of a director nominating committee for the Company. The Nominating and Corporate Governance Committee operates under a written charter.

The Nominating and Corporate Governance Committee will consider candidates nominated by the Company’s shareholders, Directors, officers, and from other sources.  The Company does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nominating and Corporate Governance Committee strives to nominate Directors with a variety of complementary attributes so that, as a group, the Board of Directors will possess the appropriate talent, skills, and expertise to oversee our business.  In evaluating candidates, the Board of Directors considers the attributes of the candidate (including skills, experience, diversity, age, and legal and regulatory requirements), and the needs of the Board of Directors, and will review all candidates in the same manner, regardless of the source of the recommendation.

The Board of Directors will consider candidates nominated by the shareholders of the Company if the nomination is made in writing in accordance with the procedures for nominating Directors of the Company, as described above in this Proxy Statement.  These nomination procedures are designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third–party nominations if the nomination procedures are not followed.

Pursuant to Article III, Section 23 of the Bylaws of the Company, director nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company, not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors.  The provision also requires that the notice contain detailed information necessary to determine if the nominee is qualified under our Bylaws.  Under our Bylaws, no person may be a member of the Board of Directors:

•
who has not been a resident for a period of at least two years immediately prior to his or her election of a county in which any subsidiary of the Company maintains an office unless the election of such person is approved by the affirmative vote of at least two-thirds of the members of the Board of Directors of the Company then in office,

•
who owns, together with his or her family residing with him or her, directly or indirectly, more than one percent of the outstanding shares of any banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than the Company or any affiliate or subsidiary of the Company,

•
who is a director, officer, employee, agent, nominee, or attorney of any banking corporation, affiliate, or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than the Company or any affiliate or subsidiary of the Company, or

•
who has or is the nominee of anyone who has any contract, arrangement or understanding with any banking corporation, or affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than the Company or any affiliate or subsidiary of the Company, or with any officer, director, employee, agent, nominee, attorney or other representative of such covered entity, that he or she will reveal or in any way utilize information obtained as a director of the Company or that he or she will, directly or indirectly, attempt to effect or encourage any action of the Company.

Nominations not made in accordance with the procedures set forth in the Company’s Bylaws may, in the discretion of the Chairman of the Annual Meeting, be disregarded, and, upon his or her instruction, the inspector(s) of election shall disregard all votes cast for such nominee(s).  A copy of Sections 22 and 23 of Article III of the Company’s Bylaws may be obtained by sending a written request to:  Ms. Devon Camara-Soucy, Corporate Secretary, First Northern Community Bancorp, 195 North First Street, Dixon, California 95620.

The Bank has several other committees that meet on an as needed basis.

If you wish to communicate with the Board of Directors you may send correspondence to the Corporate Secretary, First Northern Community Bancorp, 195 North First Street, Dixon, California 95620.  The Corporate Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.

Report of the Compensation Committee

Role of the Compensation Committee

The Committee’s purpose is to (a) review and recommend compensation objectives and policies to the Board of Directors, (b) administer the Bank’s and the Company’s stock plans, long-term incentive plans and certain employee benefit plans, (c) review and recommend to the Board the compensation of the Chief Executive Officer, and review and approve compensation for the Bank’s other named executive officers, and (d) produce a Compensation Committee Report for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The Compensation Committee is assisted by the Bank’s human resources personnel and by a compensation consulting firm whose statistical analyses and other compensation information permit the Committee to compare the Bank’s compensation policies with compensation levels and perquisites of other banking companies of similar size in California.

Subject to the requirements of applicable law, the Compensation Committee may designate persons other than its members to carry out its responsibilities under the Company’s incentive plans (including the selection of and the granting of awards under the plans to participants), except that the Compensation Committee may not delegate its authority with regard to the selection for participation of, or the granting of awards under the plans to, persons subject to Section 16 of the Securities Exchange Act of 1934.

The Charter of the Compensation Committee is available on the Company’s website (www.thatsmybank.com), and is also available in print upon request (submit requests for copies of the Charter to First Northern Community Bancorp, Attn: Investor Relations, 195 North First Street, P.O. Box 547, Dixon, CA 95620).

Compensation Philosophy:

The Bank seeks to design compensation programs that are fair and competitive and that attract, motivate, and retain exceptional employees throughout the Bank, while maintaining a strong relationship between the overall performance of the Bank and the level of compensation. Furthermore, the Bank believes that compensation programs, especially those for top executives, should be designed in a manner that aligns employee interests with those of the Company’s shareholders. The executive compensation programs have the following objectives:

(a)	Base salaries targeted at between the 45th and 55th percentile of competitive practice.

(b)
Bonus or incentive compensation will be targeted between the 50th and 75th percentile of competitive practice and will be based on individual, unit, and/or total Bank performance. At least 50% of executive bonus will be tied directly to overall Bank results.

(c)	Long term incentive including equity awards will be granted, as appropriate, by the Compensation Committee in accordance with the current stock compensation plan.

Role of Executive Officers in Compensation Committee Deliberations

The Compensation Committee frequently requests the Chief Executive Officer and other named executive officers to be present at Committee meetings to discuss executive compensation. Executive officers in attendance may provide their insights and suggestions, but only independent Compensation Committee members may vote on decisions regarding executive compensation.

The Compensation Committee discusses the Chief Executive Officer’s compensation with her, but final deliberations and all votes regarding her compensation are made in executive session, without the Chief Executive Officer present. The Committee also reviews and approves the Chief Executive Officer’s recommendations and input from the compensation consultant regarding the other named executive officers’ compensation.

Compensation Components

Base Salary

The Chief Executive Officer’s salary is reviewed annually by the Compensation Committee with reference to several surveys of salaries paid to executives with similar responsibilities at comparable banking companies. The banking companies selected by the Compensation Committee for the compensation comparison can vary from year to year based upon market conditions and changes in both the Bank’s and the compared banking companies’ businesses over time. The Bank believes that base salaries targeted between the 45th and 55th percentile of the selected peer group levels are adequate to attract and retain qualified executives necessary for the successful conduct and growth of the Bank’s businesses.

Non-Equity Incentive Compensation

The Compensation Committee annually reviews and recommends an Incentive Compensation Plan for the employees of the Bank. The Bank’s Incentive Compensation Plan seeks to motivate executives to work effectively to achieve the Bank’s financial performance objectives and to reward executives when objectives are met. The Bank’s Incentive Compensation Plan acknowledges Bank-wide, individual and unit performance, with targeted incentive compensation levels between the 50th and 75th percentile of the selected peer group levels. At least 50% of executive bonus will be tied directly to overall Bank results. The overall incentive compensation pool is created based on actual performance to goals. All executive officers are eligible to receive annual cash incentive compensation at the end of each year, if performance goals are achieved.

Option and Stock Purchase Plans

Under the Company’s 2006 Stock Incentive Plan, the Compensation Committee, in its discretion, may grant key employees restricted stock and options to purchase the common stock of the Company. The Chief Executive Officer and Named Executive Officer’s grants are based on overall Bank results. The grants are intended to recruit, retain and motivate key employees and to align employee interests with the interests of the shareholders of the Company. The Compensation Committee’s decision to grant restricted stock and stock options takes into account such factors as:

(a)	Prior award levels;

(b)	Total awards received to date by individual employees;

(c)	The total stock award to be made and the employee’s percentage participation in that award;

(d)	The employee’s direct ownership of the Company common stock;

(e)	The number of the employee’s restricted stock and options that are vested and non-vested; and

(f)	The number of shares of restricted stock and stock options outstanding as a percentage of total shares outstanding.

The Company’s 2006 Stock Incentive Plan limits the total number of shares subject to options that may be granted to any individual participant in any year to a maximum of 25,000 shares.

This proxy statement includes a proposal to approve the First Northern Community Bancorp 2016 Stock Incentive Plan. If approved, the 2016 Stock Incentive Plan will replace the 2006 Stock Incentive Plan in March 2016, or at such earlier date that the Board of Directors terminates the plan. The 2006 Stock Incentive Plan will expire by its terms in March 2016. Please see Proposal 3 below for a description of this proposal and the 2016 Stock Incentive Plan.

The First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan enables eligible employees, including officers, to purchase shares of Company common stock at a minimum 15% discount. The shares are purchased at a price of 85% of the shares’ fair market value on (a) the last trading day before the beginning of the participation period, or (b) the last trading day before the end of the participation period, whichever amount is less. Fair market value is determined by a plan administrator selected by the Company’s Board of Directors. The amount the employee may purchase in any year may not exceed 10% of the employee’s annual compensation for such year. This proxy statement includes a proposal to approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan. The First Northern Community Bancorp 2016 Employee Stock Purchase Plan will, if approved, replace the current First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan in March 2016, or at such earlier date that the Board of Directors terminates the plan. The First Northern Community Bancorp 2016 Employee Stock Purchase Plan will expire by its terms in in March 2026. Please see Proposal 4 below for a description of this proposal.

Benefits

During 2014, the Bank provided to its executive officers medical and other benefits that are generally available to the Bank’s other employees.

Internal Revenue Code Limitations

The Compensation Committee believes it is in the shareholders’ best interest to retain as much flexibility as possible in the design and administration of executive compensation plans. The Company and the Bank recognize, however, that Section 162(m) of the Internal Revenue Code disallows a tax deduction for non-exempted compensation exceeding $1,000,000 paid for any fiscal year to a corporation’s chief executive officer and the four other most highly compensated executive officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee currently intends to structure performance-based compensation to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy. From time to time, the Compensation Committee may award compensation which is not fully tax deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its shareholders.

Respectfully submitted,

Compensation Committee

Lori J. Aldrete, Chairwoman
Patrick R. Brady
John M. Carbahal
Gregory DuPratt
Diane P. Hamlyn
Richard M. Martinez
Foy S. McNaughton

Board of Directors Meetings

In 2014, the Board of Directors of the Bank held 10 regularly scheduled meetings, and 4 joint meetings with the Board of Directors of the Company.  Each Director attended at least 75% of the aggregate of: (1) the total number of meetings of the Boards of Directors held during the period for which he or she has been a director; and (2) the total number of meetings of committees of the Boards of Directors on which he or she served during the period for which he or she served.  The Company has a policy to encourage Directors to attend the Annual Meeting.  All of the Directors attended the Annual Meeting of Shareholders in 2014.

Director Independence

The Board of Directors has determined that (1) a majority of the Company’s directors, (2) each member of the Compensation Committee, (3) each member of the Audit Committee, and (4) each member of the Nominating and Corporate Governance Committee, is “independent” under the applicable standards set forth in the Nasdaq Marketplace Rules.  The Board of Directors has determined that all directors except Mr. Onsum and Ms. Walker are independent under the applicable standards set forth in the Nasdaq Marketplace Rules.

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  The Board has determined that having an independent director serve as Chairman is in the best interest of the Company’s shareholders at this time.  This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures.  Further, this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Director Compensation

2014 Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Total ($)
Lori J. Aldrete	28,600	28,600
Frank J. Andrews, Jr.	24,300	24,300
Patrick R. Brady	15,500	15,500
John M. Carbahal	30,300	30,300
Gregory DuPratt	28,300	28,300
Diane P. Hamlyn	24,400	24,400
Richard M. Martinez	26,100	26,100
Foy S. McNaughton	26,950	26,950
Owen J. Onsum	29,900	29,900
David W. Schulze	26,950	26,950

1.
The Board of Directors of the Company and the Bank are comprised of the same eleven people.  Each director who is not an officer or employee of the Company or the Bank received $1,500 for each jointly-held and regularly scheduled meeting of the Boards of Directors attended, with the exception of the Board Chairman who received $1,900, $400 per special meeting of the Board of Directors, $150 per Directors Loan teleconference or Special teleconference meeting, and $500 per Committee meeting attended with the Chairman of Committee meetings receiving $600, with the exception of the Audit Committee.  The Audit Committee members received $500 per meeting with the Chairman of the Audit Committee receiving $700 per meeting.  Ms. Walker was an employee and she received no additional compensation for her services as a director for 2014.

The Company has Director Retirement Agreements with each of its non-employee directors with the exception of Patrick R. Brady, Richard M. Martinez and Owen J. Onsum.  The agreements were intended to encourage existing Directors to remain directors, providing the Company with the benefit of the Directors’ experience and guidance in the years ahead.  On November 18, 2010, the Board of Directors determined that Director Retirement Agreements would not be offered to new members of the Board of Directors.

For retirement on or after the normal retirement age of 72, the Director Retirement Agreements provide a benefit for 10 years ranging from $10,000 annually for a director with 10 years of service to a maximum of $15,000 annually for a director with 15 or more years of service, including years of service prior to the effective date of the Director Retirement Agreements.  There are six directors who have served more than 15 years as a director and are eligible for director retirement benefits.  Benefits under the Director Retirement Agreements are payable solely to those directors who have served for at least 10 years, unless the director terminates service because of death or disability or unless the director’s service terminates within two years after a change in control.

In the case of early termination of a director’s service before age 72 for reasons other than death or disability or within two years after a change in control, he or she will receive over a period of 10 years aggregate payments equal to the retirement-liability balance accrued by the Company at the end of the year before the year in which the director’s service terminated. However, early termination benefits will not be payable unless the director is at least 55 years of age and has served as a director for at least 10 years, including years of service prior to the effectiveness of the Agreements.  If a director becomes disabled before age 72, the director will receive a lump-sum payment in an amount equal to the retirement-liability balance accrued by the Company at the end of the year before the year in which disability occurred regardless of whether the director has 10 years of service or has reached age 55.  If a change in control occurs and a director’s service terminates within 24 months after the change in control, the director will receive a lump-sum payment equal to the retirement-liability balance accrued by the Company at the end of the year before the year in which termination occurred, regardless of whether the director has 10 years of service or has reached age 55. For this purpose, the term “change in control” means:

•	A merger occurs and as a consequence the Company’s shareholders prior to the merger own less than 50% of the resulting company’s voting stock;

•
A beneficial ownership report is required to be filed under the Securities Exchange Act of 1934 by a person (or group of persons acting in concert) to report ownership of 20% or more of the Company’s voting securities; or

•
During any period of two consecutive years, individuals who constituted the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute a majority of the Board. Directors elected during the two-year period are treated as if they were directors at the beginning of the period if they were nominated by at least two-thirds of the Directors in office at the beginning of the period.

No benefits are payable under the Director Retirement Agreements to a Director’s beneficiaries after the Director’s death.  A Director forfeits all benefits under the Director Retirement Agreement if his or her Director service terminates because of neglect of duties, commission of a felony or misdemeanor, or acts of fraud, disloyalty, or willful violation of significant Bank policies, or if the Director is removed by order of the Federal Deposit Insurance Corporation.

The Company has also purchased insurance policies on the lives of the Directors who entered into Director Retirement Agreements, paying the premiums for these insurance policies with one lump-sum premium payment of approximately $2.15 million.  The Company expects to recover the premium in full from its portion of the policies’ death benefits. The Company purchased the policies as an informal financing mechanism for the post-retirement payment obligations under the Director Retirement Agreements.  Although the Company expects these policies to serve as a source of funds for benefits payable under the Director Retirement Agreements, the contractual entitlements arising under the Director Retirement Agreements are not funded and remain contractual liabilities of the Company, payable on or after each Director’s termination of service.

Under the Split Dollar Agreements and Split Dollar Policy Endorsements with the Directors, which were entered into on the same date the Director Retirement Agreements were executed, the policy interests are divided between the Company and each Director. The Split Dollar Agreements provide that a Director’s designated beneficiary(ies) will be entitled to receive at the Director’s death life insurance proceeds in the amount of:

(a) $120,000 if the Director dies before age 72,
(b) $60,000 if the Director dies after reaching age 72 but before age 75, and
(c) $30,000 if the Director dies thereafter

The Director’s beneficiary(ies) would receive no further benefits under the Director Retirement Agreement, and the Company’s obligations under that agreement would be extinguished. The Company is entitled to any insurance policy death benefits remaining after payment to the Director’s beneficiary(ies).  There were no positive accruals made to the Director Retirement Agreements in 2014.

Director Non-Qualified Deferred Compensation

The Company has implemented an elective Deferred Director Fee Plan, a nonqualified plan providing unfunded deferred benefits for participating directors.  Under the Plan, deferred director fees earn interest at a rate determined annually by the Company.  During 2014, no Director elected to defer their director fees.   The Company is entitled to any insurance policy death benefits from an insurance policy purchased by the Company with a lump-sum premium payment of $75,000.  The Company purchased life insurance policies on the lives of participants in the Non-Qualified Deferred Compensation Plan as an informal financing mechanism.

Report of Audit Committee

The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters.  It meets with the Bank’s and the Company’s internal auditors and its independent registered public accounting firm to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions.  After reviewing the independent registered public accounting firm’s qualifications, partner rotation and independence, the Audit Committee appoints the independent registered public accounting firm subject to shareholder ratification, if required or sought.  In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with management concerning any recommendations and required corrective action, or to assess the Company’s internal control over financial reporting.

The Audit Committee reports regularly to the Board of Directors of the Bank and the Company and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate and necessary to perform its duties.  In performing its functions, as outlined in the Audit Committee Charter (available for review on the Bank’s website at www.thatsmybank.com) approved annually by the Bank’s Board of Directors, the Audit Committee of the Bank acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the Company’s independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In connection with the December 31, 2014 financial statements of the Company, the Audit Committee of the Bank:  (1) reviewed and discussed the audited financial statements with management; (2) discussed with the Company’s independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (3) received the written disclosures and the letter from the Company’s independent registered accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the Company’s independent registered public accounting firm such firm’s independence.  Based upon these reviews and discussions, the Audit Committee of the Bank recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2014.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, this report of the Audit Committee of the Bank’s Board of Directors shall not be deemed to be incorporated by reference into any such filings except to the extent that it is specifically incorporated by reference therein.

The Audit Committee of the Bank’s Board of Directors consists of five members who are each “independent directors,” under the standards set forth in the Nasdaq Marketplace Rules.  The Board of Directors has determined that Mr. Carbahal and Mr. McNaughton are audit committee financial experts under the rules of the SEC.

Respectfully submitted,

Audit Committee

Foy S. McNaughton, Chairman
John M. Carbahal
Diane P. Hamlyn
Richard M. Martinez
David W. Schulze

Audit and Non–Audit Fees

Audit Fees

The aggregate fees billed by Moss Adams, LLP for professional services rendered for the audit of the Company’s financial statements for fiscal year 2013 and the reviews of financial statements included in the Company’s Forms 10-Q during 2013 were $196,008.  The total fees billed by Moss Adams LLP for professional services rendered for the audit of the Company’s financial statements for fiscal year 2014 and the reviews of the financial statements included in the Company’s Forms 10-Q during 2014 were $192,696.  Moss Adams LLP provided other permitted non-audit services other than audit services during 2013 and 2014.

Audit-Related Fees

The fees billed by Moss Adams LLP for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s quarterly and annual financial statements, including audits of financial statements of certain employee benefit plans, review of registration statements, and permitted internal audit outsourcing, for fiscal year 2013 and 2014 were $14,648 and $14,621 respectively.

Tax Fees

The aggregate fees billed for professional services rendered by Moss Adams LLP for tax compliance, tax advice and tax planning for fiscal years 2013 and 2014 were $25,075 and $23,000 respectively.  The aggregate fees billed for professional services rendered by Glenn Sutherland for tax compliance, tax advice and tax planning for fiscal years 2013 and 2014 were $6,800 and $3,700, respectively.

All Other Fees

The aggregate fees billed for all other fees for fiscal years 2013 and 2014 were $0.

The Audit Committee of the Bank considered whether the provision of the services other than the audit services is compatible with maintaining Moss Adams LLP’s independence.

Pre-Approval Policy for Services Provided by

       our Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm.  The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by the Company’s independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services.  The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  There were permitted non-audit services performed by Moss Adams LLP in 2014.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at the Committee’s next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided by the Company’s independent registered public accounting firm.

Security Ownership of Certain Beneficial Owners and Management

The figures in the table are based on beneficial ownership as of February 27, 2015, and have been adjusted for a 4% stock dividend paid by the Company on March 31, 2015 to shareholders of record on February 27, 2015.  Except as indicated in footnotes and subject to community property laws, where applicable, the individuals named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
Name	Shares beneficially owned	Shares acquirable within 60 days by exercise of options	Percent of stock
Lori J. Aldrete (1)	30,752	0	*
Frank J. Andrews, Jr. (2)	24,702	0	*
Patrick R. Brady (3)	2.485	0	*
John M. Carbahal (4)	54,235	0	*
Patrick S. Day (5)	17,166	35,664	*
Gregory DuPratt (6)	30,647	0	*
Diane P. Hamlyn (7)	100,314	0	*
Richard M. Martinez (8)	47,752	0	*
Foy S. McNaughton (9)	67,447	0	*
Owen J. Onsum (10)	226,506	29,733	2.50%
David W. Schulze (11)	337,314	0	3.29%
Jeremiah Z. Smith (12)	14,370	10,279	*
Louise A. Walker (13)	140,401	43,405	1.79%
All directors and executive officers as a group (13 people). (14)	1,110,639	119,081	11.99%
__________________________

*Less than 1%.
(1)	Includes 22,471 shares held jointly with Ms. Aldrete’s spouse, and 1,736 shares held by Ms. Aldrete as custodian for her Grandchildren.

(2)	Includes 19,164 shares held separately in an IRA for Mr. Andrews’ spouse.

(3)	Shares held jointly with Mr. Brady’s spouse.

(4)
Includes 15,474 shares held jointly with Mr. Carbahal’s spouse, 30,669 shares held by the Carbahal & Company An Annual Accumulation Company, of which Mr. Carbahal is a principal and partner, and 2,114 shares held separately by Mr. Carbahal’s spouse.

(5)	Includes 7,148 shares held by the Pat and Mary Day Trust, of which Mr. Day is a co-trustee and shares voting and investment power with respect to such shares.

(6)	Includes 11,931 shares held separately by Mr. DuPratt’s spouse.

(7)
Includes 80,643 shares held Hamlyn Family Trust of which Ms. Hamlyn is co-trustee and shares voting and investment power with respect to such shares, and 7,528 shares held by the Janet S. Phillips Trust, of which Ms. Hamlyn is successor trustee and has sole voting power with respect to such shares.

(8)	Includes 29,416 shares held in the name of Triad Farms of which Mr. Martinez is a principal and shareholder, and 4,567 shares held separately by Mr. Martinez’s spouse.

(9)	Includes 41,257 shares held by The McNaughton Family Trust of which Mr. McNaughton is a co-trustee and shares voting and investment power with respect to such shares.

(10)
Includes 2,799 shares held jointly with Mr. Onsum’s spouse, 153,048 shares held by the John and Rita Onsum Revocable Trust, of which Mr. Onsum is a co-trustee and shares voting investment power with respect to such shares, and 69,845 shares held by the First Northern Bank of Dixon Profit Sharing Plan, of which Mr. Onsum is a trustee and shares voting and investment power with respect to such shares of which beneficial ownership of 66,285 shares is disclaimed by Mr. Onsum.

(11)
Includes 97,835 shares held by The Schulze Family Trust, of which Mr. Schulze is trustee and has sole voting and investment power with respect to such shares, and 239,479 shares held by the RSJS GST Trust, of which Mr. Schulze is trustee and has sole voting power with respect to such shares.

(12)	Includes 216 shares held by Mr. Smith as custodian for his children.

(13)
Includes 48,728 shares held jointly with Ms. Walker’s spouse, and 1,137 shares held by Ms. Walker as custodian for her child, and 69,845 shares held by the First Northern Bank of Dixon Profit Sharing Plan, of which Ms. Walker is a trustee and shares voting and investment power with respect to such shares of which beneficial ownership of 66,960 shares is disclaimed by Ms. Walker.

(14)
For purposes of these totals, the 69,845 shares held by the First Northern Bank of Dixon Profit Sharing Plan, which are listed as beneficially owned by each of Mr. Onsum and Ms. Walker, have been double counted.

Executive Officers

Set forth below is certain information regarding our executive officers.

Name and Title	Age	Principal Occupation During the Past Five Years
Louise A. Walker, President/Chief Executive Officer/Director	54	Senior Executive Vice President and Chief Financial Officer of the Company from 1997 through 2010, and President, Chief Executive Officer and Director of the Company since January 2011 to present.
Jeremiah Z. Smith, Senior Executive Vice President/Chief Financial Officer/Chief Operating Officer	39
Vice President and Assistant Controller of the Company from 2005 through 2010, Senior Vice President and Controller of the Company for 2010, Executive Vice President, Chief Financial Officer of the Company from 2011 through 2014, and Senior Executive Vice President. Chief Operating Officer and Chief Financial Officer of the Company since October 2014 to present.

Patrick S. Day, Executive Vice President, Chief Credit Officer	65	Executive Vice President and Chief Credit Officer of the Company from June 2006 to December 2014. Mr. Day retired from the Company on December 31, 2014.

Executive Compensation

The following table sets forth, for the years ended December 31, 2014, and December 31, 2013, a summary of the compensation earned by the Chief Executive Officer, Chief Financial Officer and the Company’s other named executive officer who earned over $100,000 in total compensation in 2014.

2014 Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($)(2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Non-Qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)(5)	Total ($)
Louise A. Walker President, Chief Executive Officer and Director of the Bank and Company	2014	280,000	19,984	20,019	__	73,858	20,348	414,229
	2013	241,620	14,994	21,038	54,755	12,789	24,526	369,722

Jeremiah Z. Smith Senior Executive Vice President, Chief Financial Officer/Chief Operating Officer of the Bank and Company	2014	172,980	26,244	10,923	16,053	__	15,713	241,913
	2013	153,000	8,996	8,415	27,797	__	16,450	214,658

Patrick S. Day (6) Executive Vice President, Chief Credit Officer of the Bank and Company	2014	176,880	7,498	__	__	63,225	16,465	264,068
	2013	173,400	14,994	__	31,469	39,360	18,597	277,820

1.	Includes amounts contributed to the Company’s Profit Sharing/401(k) Plan at the election of the named executive officers.

2.
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of stock awards and option awards granted in the respective fiscal years, as determined in accordance with ASC 718.  The grant date fair market value for stock options is based on certain assumptions that are explained in Note 14 to our financial statements for the year ended December 31, 2014, which are included in our Annual Report on Form 10-K.

3.
Amounts listed in this column represent bonuses paid under our Incentive Compensation Plan for 2014. These amounts are not reported in a separately identified Bonus column because the awards are tied to corporate performance objectives.  Payments made with respect to 2014 performance were actually paid in March 2015.

4.
The amounts in this column reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the named executive officer may not be entitled to receive because such amounts are not vested.

5.
Includes retirement profit sharing contributions by the Company in 2013 and 2014.  The aggregate amount of perquisites and other personal benefits or property in 2013 and 2014 did not exceed $10,000 for any named executive officer.

6.	Mr. Day retired from the Company on December 31, 2014.

Narrative to Summary Compensation Table

Named Executive Officers

The Summary Compensation Table and the table which follows provide compensation information for Ms. Walker as the President and Chief Executive Officer, Mr. Smith as the Senior Executive Vice President and Chief Financial Officer/Chief Operating Officer, and Mr. Day as the other named executive officer of the Company, other than the President and Chief Executive Officer and Senior Executive Vice President and Chief Financial Officer/Chief Operating Officer, who received more than $100,000 in total compensation during 2014.

Non-Equity Incentive Plan Compensation

The Company uses annual incentives to focus attention on current strategic priorities and drive achievement of short-term corporate objectives. Awards are provided under the terms of the Company’s Incentive Compensation Plan. All executive officers are eligible to receive annual cash incentive compensation at the end of each year, if performance goals are achieved. The overall incentive compensation pool is created based on actual performance to goals.

 The 2014 awards were contingent on company performance relative to Asset Quality, Efficiency Ratio, Core Deposit Growth, Return on Equity, Net Income and Overall Quality Loan Growth, which were weighted 20%, 15%, 5%, 10%, 10% and 40%, respectively. Achievement of these measures allows for the creation of a pool for the annual incentive plan. After taking into account the weighting of all metrics, the Compensation Committee determined that the annual Company incentive objectives for 2014 were achieved to the degree sufficient to pay out the dollars set aside in the pool. With respect to 2014 performance, the Company made the cash payments identified in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The table below shows the award opportunities at threshold, target, and maximum, as well as each executive’s actual award as a percentage of salary.

Name	Annual Incentive Opportunity as Percent of Salary			Actual Award as a Percentage of Salary
	Threshold	Target	Max
Louise A. Walker	0%	25%	50%	0%
Jeremiah Z. Smith	0%	20%	40%	9.28%
Patrick S. Day	0%	20%	40%	0%

Stock Option and Restricted Stock Awards

In 2014, the three named executive officers received grants of stock options and/or restricted stock awards under the Company’s 2006 Stock Incentive Plan.  Stock option and restricted stock awards are in line with the Company’s compensation philosophy which is designed to retain executive management and reward long-term contributions to the Company. All stock options awarded to named executive officers during 2014 vest 25% at the end of the first year and 25% on the anniversary of each of the three years thereafter.  All restricted stock awards to named executive officers during 2014 cliff vest on the earlier of the fourth anniversary of the date of grant or upon retirement. The amounts, if any, actually realized by the named executive officers for the stock options will vary depending on the vesting of the award and the price of the Company’s common stock in relation to the exercise price at the time of exercise.  The value delivered for the restricted stock awards will be based on the stock price when the shares vest.

The numbers of stock options and restricted stock granted and exercise prices with respect to 2014 awards and detail regarding the number of options and restricted stock held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

At the Annual Meeting of Shareholders held on April 27, 2006, the Company’s shareholders approved the First Northern Community Bancorp 2006 Stock Incentive Plan. All option grants and restricted stock awards to named executive officers in 2013 and 2014 were made under the 2006 Stock Incentive Plan.  The Plan will expire March 15, 2016.

This proxy statement includes a proposal to approve the First Northern Community Bancorp 2016 Stock Incentive Plan.  If approved, the 2016 Stock Incentive Plan will replace the 2006 Stock Incentive Plan.  Please see Proposal 3 below for a description of this proposal and the 2016 Stock Incentive Plan.

Change in Pension Value

The Company and the Bank do not have a defined benefit pension plan providing benefits based on final compensation and years of service.  However, the Bank has entered into a Salary Continuation Agreement or Supplemental Employee Retirement Plan Agreement with each of the named executive officers.  These benefits are in line with the Company’s compensation philosophy which is designed to retain executive management and reward long-term contributions to the Company.  The year-over-year increase in the actuarial present value of these retirement benefits is included in the amounts reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table.  Additional detail regarding these benefits for each named executive officer is set forth below in the accompanying narrative.

Employment Agreements

In January 2012, the Bank entered into an employment agreement with Ms. Walker.  The agreement has a one-year term which renews automatically for consecutive one-year terms unless the executive officer or the Bank gives advance notice that the agreement will not renew.  Pursuant to such terms, the employment agreement was extended on December 31, 2014 to December 31, 2015.  The initial annual base salary stated in the employment agreement was $234,600.  The base annual salary has been adjusted on an annual basis since 2012, and may continue to be adjusted at the beginning of each year based on Ms. Walker’s performance in the preceding year, as determined by the Board of Directors.  Ms. Walker’s annual base salary for 2014 is set forth above in the Summary Compensation.

In April 2012, the Bank entered into an employment agreement with Mr. Smith.  The agreement has an initial nine-month term which renews automatically for consecutive one-year terms unless the executive officer or the Bank gives advance notice that the agreement will not renew.  Pursuant to such terms, the employment agreement was extended on December 31, 2014 to December 31, 2015.  The initial annual base salary stated in the employment agreement was $148,000.  The base annual salary has been adjusted on an annual basis since 2012, and may continue to be adjusted at the beginning of each year based on Mr. Smith’s performance in the preceding year.  Mr. Smith’s annual base salary for 2014 is set forth above in the Summary Compensation.

In May 2012, the Bank entered into an employment agreement with Mr. Day.  The agreement has an initial eight-month term which renews automatically for consecutive one-year terms unless the executive officer or the Bank gives advance notice that the agreement will not renew.  Pursuant to such terms, the employment agreement was not renewed on December 31, 2014 due to Mr. Day’s retirement on December 31, 2014.  The initial annual base salary stated in the employment agreement was $170,000.  The base annual salary may be adjusted on an annual basis starting in 2013, and may continue to be adjusted at the beginning of each year based on Mr. Day’s performance in the preceding year.  Mr. Day’s annual base salary for 2014 is set forth above in the Summary Compensation Table.

Salary Continuation Agreements and Supplemental Executive Retirement Plan Agreements

The Company does not have a qualified defined benefit pension plan providing retirement benefits based on final compensation and years of service.  However, the Company has entered into Salary Continuation Agreements or Supplemental Executive Retirement Plan Agreements (“SERP”) with the three named executive officers identified in the summary compensation table above. From 2002 until December, 2012, Ms. Walker had been a party to a Salary Continuation Agreement and Mr. Day has been a party to a Salary Continuation Agreement since 2006.  In 2006, the Board changed the manner in which retirement benefits are provided to executive officers.  The Board’s intent was to coordinate the various forms of retirement benefits provided to executives in order to enhance internal equity and to better target the overall level of retirement benefits provided.  The result was the adoption of a new SERP that provides a total benefit of 50% of average compensation from three sources:  social security retirement benefits, the profit sharing plan, and the new SERP.  Mr. Smith and the Company entered into the new SERP agreement in 2011.

The Salary Continuation Agreements included a provision limiting changes to the agreement without executive written consent.  In order to comply with this provision, the Board in 2006 provided each executive officer the option to move from their Salary Continuation Plan into the new SERP. Ms. Walker moved into the new SERP plan on December 31, 2012.  Mr. Day decided to keep his Salary Continuation Agreement.

The Salary Continuation Agreements are intended to provide the officers with a fixed annual benefit for 10 years subsequent to retirement on or after the normal retirement age of 65.

The Salary Continuation Agreements provide for reduced benefits at early retirement age, which is the later of age 55 or the age at which the executive will have had 10 years of service.

The Salary Continuation Agreements also provide for payments prior to normal retirement or early retirement in certain cases, including disability and termination following a change in control.

The new SERP was adopted in 2006.  Ms. Walker and Mr. Smith participate in the plan.

The plan benefit is calculated using 3-year average salary plus 7-year average bonus (average compensation).  For each year of service the benefit formula credits 2% of average compensation (2.5% for the Chief Executive Officer) up to a maximum of 50%.  Therefore, for an executive serving 25 years (20 years for the Chief Executive Officer), the target benefit is 50% of average compensation.

The target benefit is reduced for other forms of retirement income.  Reductions are made for 50% of the social security benefit expected at age 65 and for the accumulated value of contributions the Bank makes to the executive’s profit sharing plan.  For purposes of this reduction, contributions to the profit sharing plan are accumulated each year at a 3-year average of the yields on 10-year treasury securities.  Retirement benefits are paid monthly for 120 months plus 6 months for each full year of service over 10 years, up to a maximum of 180 months.

The agreements provide for reduced benefits in the case of early retirement (the later of the executive officer’s 55th birthday or the age at which the executive officer has at least 10 years of service with the Company).  The early commencement factor is 1.0 minus the product of 0.41667% multiplied by the number of full calendar months that early retirement precedes age 65.  Benefits are also payable in the event of death, disability, or termination within 24 months following a change in control.

Eligibility to participate in the Plan is limited to a select group of management or highly compensated employees of the Bank that are designated by the Board.

2014 Outstanding Equity Awards at Fiscal Year-End*

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#) (6)	Market or Payout Value of Shares That Have Not Vested (7) ($)

Louise A. Walker	18,829 8,878 9,020 4,252 3,859 8,827 1,838 2,050 -	- - - - - - 1,831(1) 6,143(2) 6,871(3)	10.00 19.02 17.64 13.39 4.08 3.86 4.58 5.49 7.00	01/06/2015 01/30/2016 01/03/2017 02/15/2018 03/17/2019 03/18/2020 02/16/2022 02/21/2023 02/21/2024	10,900	83,025

Jeremiah Z. Smith	1,363 2,205 1,860 1,103 819 -	- - 620(4) 1,102(1) 2,457(2) 3,749(3)	19.02 3.86 4.31 4.58 5.49 7.00	01/30/2016	7,591	57,816
				03/18/2020
				03/17/2021
				02/16/2022
				02/21/2023
				02/21/2024

Patrick S. Day	7,734	-	21.32	04/01/2015	6,007	45,746
	7,734	-	17.64	04/01/2015
	3,648	-	13.39	04/01/2015
	3,309	-	4.08	04/01/2015
	5,517 1,103 4,137	- 1,102(5) 1,380(5)	3.86 4.58 4.31	04/01/2015 04/01/2015 04/01/2015

*
*The figures in the table above are based on data as of December 31, 2014, and have been adjusted for a 4% stock dividend paid by the Company on March 31, 2015 to shareholders of record on February 27, 2015.

1.	1.Remaining unexercisable options will vest and become exercisable in two equal installments on February 16, 2015, and February 16, 2016.

2.	2.Remaining unexercisable options will vest and become exercisable in three equal installments on February 21, 2015, February 21, 2016, and February 21, 2017.

3.	3.These options will vest and become exercisable in four equal installments on February 21, 2015, February 21, 2016, February 21, 2017 and February 21, 2018.

4.	4.All remaining unexercisable options will vest and become exercisable on March 17, 2015.

5.	5.All remaining unexercisable options will vest and become exercisable on January 1, 2015.

6.
6.These awards represent time based restricted stock awards that vest in their entirety on the fourth anniversary of grant date.  These awards were granted on March 17, 2011, February 16, 2012, February 21, 2013 and February 21, 2014.

7.
7.The fair value was determined using the closing price of First Northern Community Bancorp stock on December 31, 2014 adjusted for a 4% stock dividend paid on March 31, 2015 to shareholders of record on February 27, 2015.  The adjusted closing stock price on that date was $7.62.

Proposal 2

Ratification of the Company’s Independent Registered

Public Accounting Firm

At the Annual Meeting a vote will be taken on a proposal to ratify the appointment of Moss Adams LLP by the Audit Committee of the Board of Directors to act as the independent registered public accounting firm of the Bank and the Company for the year ending December 31, 2015.  Although the appointment of independent public accountants is not required to be approved by shareholders, the Audit Committee believes shareholders should participate in such selection through ratification.

It is anticipated that a representative of Moss Adams LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Ratification of the appointment by the Audit Committee of the Board of Directors of the independent registered public accounting firm will require the affirmative vote of a majority of the shares represented and voting at the Annual Meeting.

Your Board of Directors Recommends a vote “FOR” Ratification of the
Appointment of Moss Adams LLP by the Audit Committee of the
Board of Directors as the Bank’s and the Company’s Independent Registered
Public Accounting Firm for the Fiscal Year Ending December 31, 2015.

Proposal 3
Approval Of The First Northern Community Bancorp
2016 Stock Incentive Plan

The Company is seeking shareholder approval of the First Northern Community Bancorp 2016 Stock Incentive Plan (the “Plan”). The Plan will replace the current First Northern Community Bancorp 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”), which will expire by its terms on March 15, 2016.  There were 622,768 shares remaining for issuance under the 2006 Stock Incentive Plan. These shares will be available for issuance under the new First Northern Community Bancorp 2016 Stock Incentive Plan, if it is approved.

The Plan was adopted by the Board of Directors on March 19, 2015, and will be effective on March 16, 2016 or such earlier date when the Board of Directors has terminated the 2006 Stock Incentive Plan. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging employees, non-employee directors and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, non-employee directors and consultants with exceptional qualifications, and (c) linking employees, non-employee directors and consultants directly to shareholder interests through increased stock ownership.

Set forth below is a summary of the material terms of the Plan, and of the key changes between the Plan and the current 2006 Stock Incentive Plan, each of which is qualified in their entirety by the specific language of the Plan. A copy of the Plan presented for shareholder approval is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the complete text of the Plan.

Key Changes in the Plan

•
Effective Date – The Plan is expected to become effective on March 16, 2016 conditioned on obtaining shareholder approval and will expire on March 15, 2026.  If not terminated sooner, the 2006 Stock Incentive Plan expires on March 15, 2016.

•	Performance Based Awards – A new section has been added to allow performance based awards to satisfy the exemption from Code section 162(m).

•
No Repricing of Stock Awards without Stockholder Approval – A provision has been added to the Plan that restricts the Board and the Committee from amending the terms of outstanding options or SARs to reduce the exercise price, without stockholder approval.  This provision reflects the Bank’s past practice of not repricing outstanding options.

•
Stock Available under the Plan – No new shares will be authorized for issuance under the Plan.  The total number of shares authorized for issuance under the Plan is 622,768 shares, including forfeitures of outstanding awards and authorized but unissued shares under the 2006 Stock Incentive Plan.

•	Limited Share Recycling – Shares withheld to satisfy exercise price or tax withholding will not be added back to the pool of shares available for issuance under the Plan.

•
Exercise Price – The exercise price for nonqualified stock options will not be less than 100% of the fair market value of a share on the date of grant; however, an exception has been provided for certain transactions permitted under the Internal Revenue Code, such as a merger or acquisition.

•
Net Exercise – The Company may permit a recipient of shares to pay for those shares through a net exercise arrangement, whereby the Company issues to the recipient the net shares of common stock representing the difference between the fair market value of shares of common stock covered by the option and the exercise price of the stock option.

•
Definition of “Fair Market Value” – The Plan provides that the fair market value of a share of stock will be equal to the last transaction price for the trade date (or, if not quoted, the mean between the last reported represented bid and ask price for such date).

•	Definition of “Service” – The definition of “Service” was revised to clarify in what circumstances leaves of absence will count as service under the Plan.

•
Definition of “Change in Control” – The definition of “Change in Control” was revised to align more closely with the definition of “change in ownership or effective control” under Internal Revenue Code section 409A.

•
Adjustment of Shares due to Reorganization – In the event of a merger or other reorganization, outstanding awards may be assumed, substituted, accelerated and/or cashed out, in accordance with the terms of the purchase agreement.

Administration

The Plan is administered by the Compensation Committee. Subject to the requirements of applicable law, the Compensation Committee may designate persons other than its members to carry out its responsibilities under the Plan (including the selection of and the granting of awards under the Plan to participants), except that the Compensation Committee may not delegate its authority with regard to the selection for participation of or the granting of awards under the Plan to persons subject to Section 16 of the Securities Exchange Act of 1934. The Board of Directors may also appoint one or more separate committees of the Board, each composed of one or more directors, who may administer the Plan with respect to employees who are not considered officers or directors under Section 16 of the Securities Exchange Act of 1934, as amended, may grant awards under the Plan to such employees and may determine all terms of such awards. The Board of Directors may also authorize one or more of our officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons, provided that the Board of Directors will specify the total number of awards that such officers may award. As used in this summary, the term “administrator” means the Compensation Committee or its delegate.

Eligibility

Employees of the Company, and those of the Company’s subsidiaries and affiliates, are eligible to participate in the Plan.  Non-employee members of the Board of Directors and other persons that provide consulting services to the Company or its subsidiaries and affiliates are also eligible to participate in the Plan.  The term subsidiary is used in this summary to refer to any corporation, if our company or one or more of our subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. The term   affiliate is used in this summary to refer to any entity other than a subsidiary, if our company or one or more of our subsidiaries own not less than 50% of such entity.

The Plan provides for the grant of awards in the form of options (which may constitute incentive stock options or nonstatutory stock options), restricted stock, stock appreciation rights, stock units and performance-based awards. Employees, non-employee directors and consultants are eligible for the grant of restricted stock, stock units, nonstatutory options, stock appreciation rights and performance-based awards under the Plan. Only employees of the Company, a parent or a subsidiary are eligible for the grant of incentive stock options. As of January 1, 2015, 206 employees and 10 non-employee directors and 0 consultants were eligible to be considered for the grant of awards under the Plan.

Shares Subject to the Plan

Under the Plan, 622,768 shares of common stock have been authorized for issuance. This number of shares represents the number of any shares subject to outstanding awards granted under the 2006 Stock Incentive Plan, as of the effective date of the Plan, to the extent those awards expire, terminate or are cancelled for any reason without the issuance or delivery of such shares, any shares subject to vesting restrictions under the 2006 Stock Incentive Plan on the effective date of the Plan that are subsequently forfeited, and any reserved shares not issued or subject to outstanding awards under the 2006 Stock Incentive Plan on the effective date of the Plan.

No participant in the Plan may receive option grants, stock appreciation rights, restricted stock or stock units for more than 25,000 shares total in any calendar year. With respect to awards granted to non-employee directors under the Plan during the term of the Plan, the total number of shares of common stock which may be issued upon exercise or settlement of such awards is 100,000 shares and no outside director may receive option grants, stock appreciation rights, restricted stock or stock units for more than 3,000 shares total in any calendar year. Awards granted to non-employee directors under the Plan will be vested as to all the shares of common stock subject such awards in the event a change in control takes place with respect to the Company.

These limitations, and the terms of outstanding awards, will be adjusted as appropriate in the event of a stock dividend, stock split, reclassification of stock or similar event. If restricted shares or shares issued upon the exercise of options are forfeited, then such shares will become available for awards under the Plan. If stock units, options, or stock appreciation rights are forfeited or terminate for any reason before being settled or exercised, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares will again become available for awards under the Plan. Shares surrendered or withheld to satisfy the purchase price or exercise price or withheld to satisfy tax withholding obligations will not again become available for awards under the Plan.

The closing price for the common stock on the OTC Bulletin Board as of March 31, 2015, was $7.90 per share.

Plan Features

The Plan provides for various awards, which are described below:

Stock Options

A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Stock options may be granted independently or in consideration of a reduction in the recipient’s compensation.  The Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (Code) and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries.

The Compensation Committee will select the recipients who are granted options and, consistent with the terms of the Plan, prescribe the terms of any specific award granted under the Plan, including any vesting arrangement and exercise period.  A stock option agreement may provide for the accelerated exercisability in the event of the recipient’s death, disability, or retirement and may provide for expiration prior to the end of its term in the event of the termination of the recipient’s service.

The exercise price of incentive stock options is set by the Compensation Committee but may not be less than 100% of the fair market value of the common stock as of the date of grant, and in the event a recipient is deemed to be a 10% owner of the Company or one of our subsidiaries, the recipient is not eligible to receive an incentive stock option (unless such grant satisfies the requirements of Code Section 422(c)(5)). The exercise price of a nonqualified stock option cannot be less than 100% of the common stock’s fair market value on the date the option is granted. The Internal Revenue Code currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the Plan or any other option plan adopted by the Company. The exercise price of a nonstatutory stock option is set by the Compensation Committee.

Within the limitations of the Plan, including any stockholder approval requirements, the administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. No modification of an option will, without the consent of the recipient, materially impair his or her rights or obligations under such option.

The option price may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, in consideration of services rendered to the company, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by “net exercise” arrangement, or in any other form that is consistent with applicable laws, regulations and rules.

Options may be exercised in accordance with requirements set by the administrator.  In no event may options granted under the Plan be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of the Company’s capital stock).  Each stock option agreement will set forth the extent to which the recipient will have the right to exercise the option following the termination of the recipient’s service with us and our subsidiaries, and the right to exercise the option of any executors or administrators of the recipient’s estate or any person who has acquired such option(s) directly from the recipient by bequest or inheritance.

Stock Appreciation Rights.

A stock appreciation right entitles the recipient to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the administrator at the time of grant of the award.  The Compensation Committee also will select the recipients who receive stock appreciation rights under the Plan. Stock appreciation rights may be granted independently or in consideration of a reduction in the recipient’s compensation. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. There is a minimum vesting period of twelve (12) months before any award granted under the Plan will become exercisable.  A stock appreciation right may be granted either alone or in tandem with other awards under the Plan. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Restricted Share Awards

Restricted stock is a share award that may be conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. The Compensation Committee will select the recipients who are granted restricted shares and, consistent with the terms of the Plan, will determine the terms and conditions of any restricted stock award, including any vesting arrangement or transfer restrictions or both, which will be set forth in a restricted stock agreement to be entered into between the Company and each grantee. Shares may be awarded under the Plan for such consideration as the Compensation Committee may determine, including without limitation cash, cash equivalents, future services, or services rendered prior to the award, without a cash payment by the grantee.

Restricted Stock Units

Under the Plan, the Compensation Committee may also grant restricted stock units that give recipients the right to acquire a specified number of shares of stock, or in the Compensation Committee’s discretion, the equivalent value in cash, at a future date upon the satisfaction of certain conditions, including any vesting arrangement or performance criteria, established by the Compensation Committee and as set forth in a stock unit agreement. Subject to the terms of the Plan, the Compensation Committee will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between the Company and each grantee. Restricted stock units may be granted in consideration of a reduction in the recipient’s other compensation, but no cash consideration is required of the recipient. Recipients of restricted stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Qualifying Performance Criteria.

The Plan sets forth performance criteria used in the case of an award intended to qualify as “performance-based compensation” under Section 162(m). To qualify as a “performance-based compensation,” the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either over a specified period or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the administrator in the award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval, or (t) implementation or completion of critical projects or contracts.

The administrator may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or in managements’ discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year, (vi) to exclude the dilutive effects of joint acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans, and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

The Compensation Committee will establish the qualifying performance criteria not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and will determine and certify, for each recipient, the extent to which the performance goals have been met prior to payment or vesting of the award. The Compensation Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a qualifying performance goal to a recipient who is a “covered employee” within the meaning of Section 162(m).

The maximum aggregate number of shares that may be subject to performance based awards granted to a recipient in any calendar year is 25,000 (subject to adjustments permitted under the Plan).  The maximum aggregate amount of cash that may be payable to a recipient under performance-based awards in any calendar year is $100,000.

Recapitalizations, Stock Splits or Similar Capital Transactions

In the event of a recapitalization, stock split or similar capital transaction, appropriate adjustment will be made to the number of shares reserved for issuance under the Plan, including the limitation regarding the total number of shares underlying awards given to an individual participant in any calendar year, and other adjustments in order to preserve the benefits of outstanding awards under the Plan. Neither the Board of Directors nor the Compensation Committee nor their delegates may amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or cancel outstanding options or stock appreciation rights with an exercise price above fair market value per share in exchange for another option, stock appreciation right or other award, unless the stockholders of the Company have previously approved such an action or the action relates to such an adjustment.

Mergers

Generally, if the Company is a party to a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization.  Subject to compliance with Section 409A of the Code, such agreement may provide for: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving corporation; (ii) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards; (iv) immediate vesting, exercisability and settlement of outstanding awards followed by the cancellation of such awards upon or immediately prior to the effectiveness of such transaction; or (v) settlement of the intrinsic value of the outstanding awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such awards or the underlying shares) followed by the cancellation of such awards; in each case without the recipient’s consent.  Any acceleration of payment of an amount that is subject to Code Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.  The Company will have no obligation to treat all awards, all awards held by a recipient, or all awards of the same type, similarly.

Amendment and Termination.

The Plan expires on March 15, 2026, unless earlier terminated by the Board of Directors. The Board of Directors may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No termination of the Plan will affect a Recipient’s rights under outstanding awards without the recipient’s consent.

New Plan Benefits

Because grants under the Plan are subject to the discretion of the plan administrator, awards that may be granted under the Plan are undeterminable. Future exercise prices for options granted under the Plan are also undeterminable because they will be based upon the fair market value of the common stock on the date of grant. Restricted stock units are settled on or after the vesting date in shares of common stock or, in the Company’s sole discretion, in cash.

Federal Income Tax Aspects of the Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Plan depend upon the type of award, whether the award qualifies as performance-based compensation under Section 162(m) of the Code, and if the award is to an executive officer.

Incentive Stock Options.  The recipient of an incentive stock options granted under the Plan will not recognize income upon grant or exercise of the option under the Internal Revenue Code unless the alternative minimum tax rules apply. Upon a recipient’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the recipient as long-term capital gain. If the recipient disposes of the shares prior to the expiration of either of the above holding periods, then the recipient will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonqualified Stock Options.  The recipient of nonstatutory stock options under the Plan will not recognize any taxable income at the time of grant of the option. However, upon exercise of the nonstatutory stock option, the recipient will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon a recipient’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Internal Revenue Code provides for reduced tax rates for long-term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards.  The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Internal Revenue Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest. In the case of an exercise of a stock appreciation right or an award of restricted stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Section 162(m).  Section 162(m) would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation” (as defined in the Code) or is otherwise exempt from Section 162(m). The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of the Plan by our public shareholders. Assuming shareholder approval, grants of options and stock appreciation rights, and grants of restricted shares, stock units and cash-based awards conditioned on attainment of one or more performance goals set forth in the Plan, may qualify as performance-based compensation and be exempt from Section 162(m).

Section 409A.  Any deferrals made under the Plan, including awards granted under the Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. The Company intends to structure any deferrals and awards under the Plan to meet the applicable tax law requirements.

Required Vote

The affirmative vote of a majority of shares of the Company’s common stock entitled to vote at the Meeting is needed to approve the Plan. In the event approval is not obtained, the Plan will not become effective.

The Board Of Directors Recommends That Shareholders Vote For The

Proposal To Approve The First Northern Community Bancorp 2016 Stock Incentive Plan.

Proposal 4
Approval Of The First Northern Community Bancorp
2016 Employee Stock Purchase Plan

The Company is seeking shareholder approval of the First Northern Community Bancorp 2016 Employee Stock Purchase Plan (the “Plan”) in accordance with the regulations of the California Department of Corporations and the Amended Articles of Incorporation of the Company.  The Plan will replace the current First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan (the “2006 Amended Employee Stock Purchase Plan”). A copy of the First Northern Community Bancorp 2016 Employee Stock Purchase Plan, as adopted by the Board of Directors on March 19, 2015, is attached to this proxy statement as Appendix B.

Set forth below is a summary of the material terms of the Plan and of key changes between the Plan and the current 2006 Amended Employee Stock Purchase Plan, each of which is qualified in their entirety by the specific language of the Plan.  Shareholders are urged to read the complete text of the Plan.

Key Changes in the Plan

(3)
Effective Date – The Plan is expected to become effective on March 16, 2016 conditioned on obtaining shareholder approval.  If not terminated sooner, the 2006 Amended Employee Stock Purchase Plan will expire on March 15, 2016.

(4)	2009 Final Regulations – Many clarifications and details were added to the plan to reflect final regulations on tax-preferred employee stock purchase plans that were issued in 2009.

(5)
Definition of “Fair Market Value” – The Plan provides that the fair market value of a share of stock will be equal to the last transaction price for the trade date (or, if not quoted, the mean between the last reported represented bid and ask price for such date).

(6)
Stock Available under the Plan – The total number of shares authorized for issuance under the Plan will remain 250,000 shares, including authorized but unissued shares under the 2006 Amended Employee Stock Purchase Plan.

(7)	Automatic Re-Enrollment – The Plan provides for automatic re-enrollment in subsequent offering periods, unless the participant withdraws from the Plan or ceases to be eligible to participate.

(8)	Payment by Cash or Check – The Plan gives the Compensation Committee discretion to permit participants to purchase shares by cash or check in addition to payroll deductions.

(9)	Intra-family Transfer – The Plan allows a participant to hold the shares jointly with his or her spouse.

(10)	Leaves of Absence – Participation will automatically terminate three months after an employee goes on a leave of absence, unless the employee has a contractual or statutory right to return to work.

(11)	Adjustment of Shares Due to a Reorganization – In the event of a merger or other reorganization, the offering period will terminate and shares will be purchased, unless the buyer assumes the Plan.

Purpose of the Plan

The purpose of the Plan is to provide eligible employees with an opportunity to acquire shares of common stock at a price below their market value and to pay for the purchases through payroll deductions, thereby enabling such employees to increase their proprietary interest in the success of the Company.

Administration

The Employee Stock Purchase Plan is administered by the Committee, which is a committee appointed by the Board of Directors. The Committee will have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. The Committee’s determinations under the Plan, unless otherwise determined by the Board, will be conclusive and binding on all participants.

Shares Subject to the Employee Stock Purchase Plan

The number of shares of common stock that will be available for issuance under the Plan will be the sum of (i) ) the number of shares subject to an offering under the 2006 Amended Employee Stock Purchase Plan, to the extent that the offering expires or terminates or the participant withdraws from the offering without the purchase of such shares, plus (ii) any reserved shares not purchased under the 2006 Amended Employee Stock Purchase Plan, plus (iii) 160,080 shares; provided, however, that such sum will not exceed 250,000 shares.

Eligibility; Price of Shares

Each regular full-time and part-time employee of the Company, First Northern Bank of Dixon and subsidiaries designated by the Board of Directors who has been continually employed for at least 90 days prior to, and is an employee on, the commencement of an offering period may elect to participate in the Employee Stock Purchase Plan for such offering period (as defined below).  The approximate number of eligible employees is undeterminable since eligibility depends in part on employment on the commencement of any offering period.

The Employee Stock Purchase Plan is implemented by one or more offering periods of not more than 27 months each. The Committee determines the commencement date and duration of each participation period.

The purchase price for each share of stock purchased during the offering period will not be less than the lesser of (a) 85% of the fair market value of the common stock on the offering date or (b) 85% of the fair market value of the common stock on the purchase date. By enrolling in the Plan, a participant will be deemed to have elected to purchase the maximum number of whole shares of common stock which can be purchased with the total amount contributed by the participant during the participation period. In the event that the aggregate number of shares which all participants elect to purchase during a participation period exceeds the number of shares remaining available for issuance under the Plan, then each participant will be entitled to purchase a pro-rata share of the number of shares remaining available for issuance under the Plan.

Participation; Payroll Deductions; Purchase of Shares

Eligible employees become participants in the Plan by executing an enrollment form authorizing payroll deductions and filing it with the Committee, in accordance with procedures established by the Committee. The employee designates on the enrollment form the amount of his or her compensation which he or she elects to have withheld; provided that the amount may not exceed 10% of the employee’s compensation. Once enrolled, a participant will continue to participate in the Plan for each succeeding offering period until he or she terminates participation in the Plan or ceases to qualify as an eligible employee.

A participant may purchase shares of common stock under the Plan solely by means of payroll deductions; provided, however, that to the extent permitted by the terms and conditions of an offering, a participant may also make contributions through payment by cash or check prior to one or more purchase dates during the offering.  Payroll deductions commence with the first paycheck issued during the offering period. A participant may increase or decrease the rate of payroll withholding in accordance with the procedures set forth in the Plan.

Participants are notified by statements of account as soon as practicable following the end of each offering period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their accounts. Certificates representing the number of shares of common stock purchased will be delivered to the plan administrator pursuant to the participation agreement and subject to the conditions described in the participation agreement which may include a requirement that shares of common stock be held and not sold for certain time periods.

Special Limitations

The Plan imposes certain limitations upon a participant’s right to acquire shares of our common stock, including the following limitations:

1.
No employee is eligible to participate in the Plan if, immediately after electing to participate, the employee would own stock of our company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of our company.

2.
No employee is permitted to continue to participate under the Plan and all similar purchase plans of our company or its subsidiaries, if his or her right to purchase stock would accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time the right is granted) per calendar year.

3.	Certain highly compensated officers may be excluded from participation in the Plan.

Withdrawal From the Plan; Termination of Employment

Participants may withdraw from the Plan at any time up to the last day of an offering period by filing the prescribed form with the Committee.  In addition, if payment by cash or check is permitted under the terms and conditions of an offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of stock.  As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant’s account are refunded in cash, without interest. A participant who has withdrawn from the Plan cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the provisions of the Plan.

Termination of a participant’s status as an eligible employee is treated as an automatic withdrawal from the Plan. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant’s death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant’s death prior to the last day of an offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.

Amendment and Termination of Employee Stock Purchase Plan

The Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws.

Effect of Certain Corporate Events

The number of shares authorized under the Plan and the number and price of shares which may be purchased in any offering period will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a forward or reverse split, subdivision or consolidation of shares, the payment of a stock dividend or bonus; a recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination or exchange of shares of stock; the issuance of warrants or other rights to purchase shares of stock or other securities; any other change in corporate structure; or an extraordinary distribution (whether in the form of cash, shares of stock or other securities or property).

Immediately prior to the effective time of a corporate reorganization, the offering period then in progress will terminate, and shares will be purchased pursuant to the Plan, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger, consolidation or reorganization.

New Plan Benefits

No current directors or executive officers will receive any benefit under the Plan. The benefits that will be received under the Plan by the Company’s eligible employees are not currently determinable since the number of shares of common stock to be purchased for any eligible employee during an offering period will depend upon the total amount contributed by such employee during such offering period.

Federal Income Tax Aspects of the Plan

The following brief summary of the effect of U.S. federal income taxation upon the participant and us with respect to the shares purchased under the Plan does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering and 1 year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holdings periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. We generally are not entitled to a deduction of or amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Required Vote

The affirmative vote of a majority of shares of the Company’s common stock entitled to vote at the Meeting is needed to approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan.

The Board Of Directors Recommends That Shareholders Vote For The

Proposal To Approve The First Northern Community Bancorp 2016 Employee Stock Purchase Plan.

Transactions with Related Persons

Certain directors and executive officers of the Bank and the Company and corporations and other organizations associated with them and members of their immediate families were customers of and engaged in banking transactions, including loans, with the Bank in the ordinary course of business in 2013 and 2014.  Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.  These loans did not involve more than the normal risk of collectability or present other unfavorable features.  The total of loans granted to certain directors and executive officers in 2014 and 2013 was $3,651,000 and $3,956,000 respectively.

Insider Lending policy

The Board of Directors of the Company has a written insider lending policy that covers all officers, directors and “control persons” who have substantial share ownership or other control over election of directors.  Loans to insiders must be on terms that are substantially the same as those made to non-insiders, as demonstrated by the submission to the loan officer of at least three comparable non-insider loans that are comparable, including with respect to interest rates and collateral.  Extension of credit to insiders must be approved by the Board of Directors and be recommended by the Management Loan Committee and Directors Loan Committee. Insider loans are also subject to maximum percentage and dollar limits.  The Board of Directors has not adopted a related party transactions policy with regard to transactions other than loans.  Company personnel are expected under the Company’s code of ethics to make immediate disclosure of situations that might create a conflict of interest, or the perception of a conflict of interest, which includes transactions involving entities with which such personnel are associated.  The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof).  Such transactions, after full disclosure of the material terms to the Board, must be approved by the members of the Board who are not parties to the specific transaction to determine that they are just and reasonable to the Company at the time of such approval, with those members of the Board (if any) who have an interest in the transaction abstaining.  Such procedures are consistent with the terms of California corporate law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as administered by the SEC, requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company.  Executive officers, directors and greater than ten percent shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of such reports, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on a timely basis.

Information Available to Shareholders

A copy of First Northern Community Bancorp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014 as filed with the Securities and Exchange Commission is included with this mailing.  additional copies will be furnished without charge to Shareholders upon written request to:  Devon Camara-Soucy, Corporate Secretary, First Northern Community Bancorp, 195 North First Street, Dixon, California 95620.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING:
THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K TO SHAREHOLDERS ARE AVAILABLE AT: WWW.THATSMYBANK.COM

First Northern Community Bancorp is required to file periodic reports and other information with the SEC under the Securities Exchange Act of 1934 and rules thereunder. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549.  Certain information is available electronically at the SEC’s internet web site at www.sec.gov.  You can also obtain a copy of the Company’s annual report on Form 10-K, this Proxy Statement and other periodic filings with the SEC through our website at www.thatsmybank.com.  The link to the Company’s SEC filings is on the Investor Relations page of the Company’s website.  No information contained on our website is incorporated by reference into this proxy statement.

Shareholder Proposals

Under the rules of the SEC, if a shareholder wants to include a proposal in the Company’s proxy statement and form of proxy for presentation at the 2016 annual meeting of shareholders, the proposal must be received by the Company at its principal executive offices by December 17, 2015.

Under the Company’s bylaws, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.

Nomination of directors must be made by notification in writing delivered or mailed to the President of the Company at the Company’s principal executive offices not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors and must contain certain information about the director nominee.  The Company’s annual meeting of shareholders is generally held in April or May.  If the Company’s 2016 annual meeting of shareholders that is due to be held May 17, 2016, is held on schedule, the Company must receive notice of any nomination no earlier than March 18, 2016, and no later than April 18, 2016.  The Chairman of the meeting may disregard the nomination of any person not made in compliance with the foregoing procedures.

Notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Secretary of the Company not less than 70 days or more than 90 days prior to the first anniversary of the preceding year’s annual meeting unless the date of the 2016 annual meeting is advanced by more than 20 days or delayed by more than 70 days in which case notice must be received not more than 90 days and not less than the later of 70 days prior to the meeting or 10 days after the public announcement of the meeting date.  Assuming no such advance or delay, the Company must receive notice of any proposed business item no earlier than February 17, 2016, and no later than March 8, 2016.  If the Company does not receive timely notice, the Company’s bylaws preclude consideration of the business item at the annual meeting.  With respect to notice of a proposed item of business, the bylaws provide that the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and certain information regarding the shareholder giving the notice.

A copy of the Company’s bylaws may be obtained upon written request to the Secretary of the Company at the Company’s principal executive offices.

Other Matters

The management of the Company is not aware of any other matters to be presented for consideration at the Annual Meeting or any adjournments or postponements thereof.  If any other matters should properly come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.

By Order of the Board of Directors

Louise A. Walker
President and
Chief Executive Officer

Operations Center Map

Appendix A

2016 Stock Incentive Plan

First Northern Community Bancorp 2016 Stock Incentive Plan

(Adopted by the Board on March 19, 2015)

                                                                                                              Page

SECTION 1. ESTABLISHMENT AND PURPOSE.1

SECTION 2. DEFINITIONS.1

(a)	“Affiliate”	1

(b)	“Award”	1

(c)	“Award Agreement”	1

(d)	“Board of Directors” or “Board”	1

(e)	“Change in Control”	1

(f)	“Code”	2

(g)	“Committee”	2

(h)	“Company”	2

(i)	“Consultant”	2

(j)	“Employee”	2

(k)	“Exchange Act”	2

(l)	“Exercise Price”	3

(m)	“Fair Market Value”	3

(n)	“ISO”	3

(o)	“Nonstatutory Option” or “NSO”	3

(p)	“Option”	3

(q)	“Outside Director”	3

(r)	“Parent”	3

(s)	“Participant”	3

(t)	“Performance Based Award”	3

(u)	“Plan”	3

(v)	“Purchase Price”	4

(w)	“Restricted Share”	4

(x)	“SAR”	4

(y)	“Service”	4

(z)	“Share”	4

(aa)	“Stock”	4

(bb)	“Stock Unit”	4

i

(cc)	“Subsidiary”	4

SECTION 3. ADMINISTRATION.4

(a)	Committee Composition	4

(b)	Committee for Non-Officer Grants	4

(c)	Committee Procedures	5

(d)	Committee Responsibilities	5

(e)	Cancellation and Re-Grant of Stock Awards	6

SECTION 4. ELIGIBILITY.6

(a)	General Rule	6

(b)	Ten-Percent Stockholders	6

(c)	Attribution Rules	6

(d)	Outstanding Stock	6

SECTION 5. STOCK SUBJECT TO PLAN.7

(a)	Basic Limitation	7

(b)	Director Grants	7

(c)	Award Limitation	7

(d)	Section 162(m) Award Limitation	7

(e)	Additional Shares	8

SECTION 6. RESTRICTED SHARES.8

(a)	Restricted Share Award Agreement	8

(b)	Payment for Awards	8

(c)	Vesting	8

(d)	Voting and Dividend Rights	8

(e)	Restrictions on Transfer of Shares	8

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.8

(a)	Stock Option Award Agreement	8

(b)	Number of Shares	9

(c)	Exercise Price	9

(d)	Withholding Taxes	9

(e)	Exercisability and Term	9

(f)	Exercise of Options	9

(g)	Effect of Change in Control	10

(h)	No Rights as a Stockholder	10

(i)	Modification, Extension and Renewal of Options	10

(j)	Restrictions on Transfer of Shares	10

(k)	Buyout Provisions	10

SECTION 8. PAYMENT FOR SHARES.10

(a)	General Rule	10

(b)	Surrender of Stock	10

(c)	Services Rendered	10

(d)	Cashless Exercise	11

(e)	Net Exercise	11

(f)	Other Forms of Payment	11

(g)	Limitations under Applicable Law	11

SECTION 9. STOCK APPRECIATION RIGHTS.11

(a)	SAR Award Agreement	11

(b)	Number of Shares	11

(c)	Exercise Price	11

(d)	Exercisability and Term	11

(e)	Effect of Change in Control	12

(f)	Exercise of SARs	12

(g)	Modification or Assumption of SARs	12

(h)	Buyout Provisions	12

SECTION 10. STOCK UNITS.12

(a)	Stock Unit Award Agreement	12

(b)	Payment for Awards	12

(c)	Vesting Conditions	12

(d)	Voting and Dividend Rights	13

(e)	Form and Time of Settlement of Stock Units	13

(f)	Death of Participant	13

(g)	Creditors’ Rights	13

SECTION 11. ADJUSTMENT OF SHARES.13

(a)	Adjustments	13

(b)	Dissolution or Liquidation	14

(c)	Reorganizations	14

(d)	Reservation of Rights	14

SECTION 12. DEFERRAL OF AWARDS.15

(a)	Committee Powers	15

(b)	General Rules	15

SECTION 13. AWARDS UNDER OTHER PLANS.15

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.15

(a)	Effective Date	15

(b)	Elections to Receive NSOs, SARs, Restricted Shares or Stock Units	15

(c)	Number and Terms of NSOs, SARs, Restricted Shares or Stock Units	15

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.16

SECTION 16. TAXES.16

(a)	Withholding Taxes	16

(b)	Share Withholding	16

(c)	Section 409A	16

SECTION 17. TRANSFERABILITY.16

SECTION 18. PERFORMANCE BASED AWARDS17

SECTION 19. NO EMPLOYMENT RIGHTS.18

SECTION 20. DURATION AND AMENDMENTS.18

(a)	Term of the Plan	18

(b)	Right to Amend or Terminate the Plan	18

(c)	Effect of Termination	18

SECTION 21. EXECUTION.18

Name on account and number of shares as of March 31, 20152

FIRST NORTHERN COMMUNITY BANCORP

2016 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on March 19, 2015, and shall be effective on March 16, 2016 or such earlier date when the Board of Directors has terminated the First Northern Community Bancorp 2006 Stock Incentive Plan, subject to the approval of the Company’s shareholders (the “Effective Date”).  The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate”

 shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award”

 shall mean any award of an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Based Award under the Plan.

(c) “Award Agreement”

 shall mean the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

(d) “Board of Directors” or “Board”

 shall mean the Board of Directors of the Company, as constituted from time to time.

(e) “Change in Control”

 shall mean the occurrence of any of the following events:

(i) The consummation or merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if either:

(A) The Company is not the continuing or surviving entity; or

(B) More than 50% of the combined voting power of the outstanding securities of each of (1) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor) immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders or the Company immediately prior to such merger, consolidation or other reorganization; or

(ii) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company 24 months prior to such change (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests, by or on behalf of a person other than the Board; or

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(iii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (e)(iii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for an offering of securities or debt of the Company to the public.

(f) “Code”

 shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee”

 shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(h) “Company”

 shall mean First Northern Community Bancorp, a California corporation.

(i) “Consultant”

 shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(j) “Employee”

 shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(k) “Exchange Act”

 shall mean the Securities Exchange Act of 1934, as amended.

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(l) “Exercise Price”

 shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(m) “Fair Market Value”

 with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the OTC Link Quote System;

(ii) If the Stock was traded on any established stock exchange (such as the New York Stock Exchange or The NASDAQ Stock Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(n) “ISO”

 shall mean an employee incentive stock option described in Section 422 of the Code.

(o) “Nonstatutory Option” or “NSO”

 shall mean an employee stock option that is not an ISO.

(p) “Option”

 shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Outside Director”

 shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(r) “Parent”

 shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s) “Participant”

 shall mean a person who holds an Award.

(t) “Performance Based Award”

 shall mean any Award granted to a Participant that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(u) “Plan”

 shall mean this 2016 Stock Incentive Plan of First Northern Community Bancorp, as amended from time to time.

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(v) “Purchase Price”

 shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or SAR), as specified by the Committee.

(w) “Restricted Share”

 shall mean a Share awarded under the Plan.

(x) “SAR”

 shall mean a stock appreciation right granted under the Plan.

(y) “Service”

 shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining when an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(z) “Share”

 shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(aa) “Stock”

 shall mean the Common Stock of the Company.

(bb) “Stock Unit”

 shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(cc) “Subsidiary”

 shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

(a) Committee Composition

.  The Plan shall be administered by the Committee.  The Committee shall consist of two or more directors of the Company.  In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; and (iii) if the Stock is traded on an established stock exchange (such as the New York Stock Exchange or The NASDAQ Market), such other requirements as the applicable exchange may impose on compensation committees.

(b) Committee for Non-Officer Grants

. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards.  Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.  To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so grant.

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(c) Committee Procedures

. The Board of Directors shall designate one of the members of the Committee as chairman.  The Committee may hold meetings at such times and places as it shall determine.  The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities

. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v) To determine when Awards are to be granted under the Plan;

(vi) To select the Participants to whom Awards are to be granted;

(vii) To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award, to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix) To amend any outstanding Award Agreement, subject to the requirements of Section 3(e), any applicable legal restrictions and the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

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(xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.  All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant.  No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

(e) Cancellation and Re-Grant of Stock Awards

.  Notwithstanding any contrary provision of the Plan, neither the Board nor any Committee, nor their designees, shall have the authority to: (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price thereof, or (ii) cancel outstanding Options or SARs with an Exercise Price above the current Fair Market Value per Share in exchange for another Option, SAR or other Award, unless the stockholders of the Company have previously approved such an action or such action relates to an adjustment pursuant to Section 11.

SECTION 4. ELIGIBILITY.

(a) General Rule

. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards.  Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders

. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c) Attribution Rules

. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants.  Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d) Outstanding Stock

.  For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

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SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation

. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  Subject to Section 5(e) below, the aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed the number of Shares subject to outstanding awards granted under the Company’s 2006 Stock Incentive Plan (the “Predecessor Plan”), as of the Effective Date, to the extent those awards expire, terminate or are cancelled for any reason without the issuance or delivery of such Shares, any Shares subject to vesting restrictions under the Predecessor Plan on the Effective Date that are subsequently forfeited, and any reserved Shares not issued or subject to outstanding awards under the Predecessor Plan on the Effective Date; provided, however, that such sum shall not exceed six hundred twenty two thousand seven hundred sixty eight (622,768) Shares (the “Share Limit”).  The number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs under the Plan shall not exceed the Share Limit plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(e).  The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11.  The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Director Grants

. With respect to Awards granted to Outside Directors, the aggregate number of Shares which may be issued upon exercise or settlement of such Awards under the Plan shall be one-hundred thousand (100,000) Shares.  Any Awards granted to Outside Directors under the Plan may or may not be subject to vesting.  Vesting shall occur, if at all, in full or in installments, upon satisfaction of conditions specified in the applicable Award Agreement; provided, however, that all Shares subject to such an Award shall become fully vested in the event that a Change in Control takes place with respect to the Company.

(c) Award Limitation

. Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than twenty-five thousand (25,000) Shares; provided however, that no outside director may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than three thousand (3,000) Shares.

(d) Section 162(m) Award Limitation

.  Notwithstanding any contrary provisions of the Plan, and subject to the provisions of Section 11, with respect to any Option, SAR or other Performance Based Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no Participant eligible for an Award may receive Options, SARs or other Performance Based Awards under the Plan in any calendar year that relate to an aggregate of more than twenty-five thousand (25,000) Shares.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant.  For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

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(e) Additional Shares

.  If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan.  If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan.  Shares surrendered or withheld in payment of the Exercise Price or Purchase Price of Shares or withheld to satisfy any tax withholding obligation shall not again become available for Awards under, the Plan.  Further, Shares to which an SAR pertains, to the extent that it is exercised and settled in Shares, shall be considered issued or transferred pursuant to the Plan and shall not again become available for Awards under the Plan, whether or not Shares are actually issued to the Participant upon exercise of the SAR.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Share Award Agreement

. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

(b) Payment for Awards

. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services.

(c) Vesting

. Each Award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement.  A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement.  The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights

.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Restricted Share Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares

. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Award Agreement

. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement.  The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Participant’s other compensation.

8

(b) Number of Shares

. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price

. Each Stock Option Award Agreement shall specify the Exercise Price.  The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes

. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term

. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)).  A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability or retirement and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.  Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options

. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

9

(g) Effect of Change in Control

. The Committee may determine, at the time of granting an Option or thereafter, that such Options shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder

. A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares.  No adjustments shall be made, except as provided in Section 11.

(i) Modification, Extension and Renewal of Options

. Subject to the requirements of Section 3(e), and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option.

(j) Restrictions on Transfer of Shares

. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions

. Subject to the requirements of Section 3(e), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule

. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock

. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.  The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered

. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary.  If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).

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(d) Cashless Exercise

. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Net Exercise

. To the extent that a Stock Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable), and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or other form of payment permitted under the Stock Option Agreement.

(f) Other Forms of Payment

. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(g) Limitations under Applicable Law

. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Award Agreement

. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Award Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares

. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price

. Each SAR Award Agreement shall specify the Exercise Price.  The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  Notwithstanding the foregoing, SARS may be granted with an Exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.  Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d) Exercisability and Term

. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to vest and become exercisable.  Whether vesting is based solely on the Participant’s continuous Service or achievement of performance criteria, an SAR shall not become fully exercisable before the 12-month anniversary of the date of grant.  The SAR Award Agreement shall also specify the term of the SAR.  A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability or retirement and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited.  A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.  A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

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(e) Effect of Change in Control

. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs

. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs

. Subject to the requirements of Section 3(e), and within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions

. Subject to the requirements of Section 3(e), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10. STOCK UNITS.

(a) Stock Unit Award Agreement

. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Payment for Awards

.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions

. Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement.  A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement.  The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

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(d) Voting and Dividend Rights

. The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units

. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments.  A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A of the Code.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f) Death of Participant

. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries.  Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.

(g) Creditors’ Rights

.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments

. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate, in one or more of:

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(i) The number of Shares available for future Awards under Section 5;

(ii) The limitations set forth in Sections 5(a), 5(b), 5(c), 5(d) and Section 18;

(iii) The number of Shares covered by each outstanding Award;

(iv) The Exercise Price under each outstanding Award; or

(b) Dissolution or Liquidation

. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations

.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization.  Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or

(v) Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent.  Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(d) Reservation of Rights

. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.  Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award.  The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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SECTION 12. DEFERRAL OF AWARDS.

(a) Committee Powers

. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.  Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules

. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee.  A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company.  Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company.  If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs.  Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date

. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, SARs, Restricted Shares or Stock Units

.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board.  Alternatively, the Board may mandate payment in any of such alternative forms.  Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan.  An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, SARs, Restricted Shares or Stock Units

. The number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board.

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SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.  The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. TAXES.

(a) Withholding Taxes

.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding

. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.  In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

(c) Section 409A

.  Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A.  If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

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SECTION 18. PERFORMANCE BASED AWARDS

The number of Shares or the amount of cash or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals.  The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Performance Based Award, the following conditions shall apply:

(i) The amount potentially available under a Performance Based Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval, or (t) implementation or completion of critical projects or contracts (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

(ii) Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) to exclude the dilutive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m);

(iii) The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award;

(iv) The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code; and

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(v) The maximum aggregate number of Shares that may be subject to Performance Based Awards granted to a Participant in any calendar year is twenty-five thousand (25,000) (subject to adjustment under Sections 5(d) and 11), and the maximum aggregate amount of cash that may be payable to a Participant under Performance Based Awards in any calendar year is $100,000.

SECTION 19. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant.  The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 20. DURATION AND AMENDMENTS.

(a) Term of the Plan

. The Plan, as set forth herein, shall terminate automatically on March 15, 2026 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan

. The Board of Directors may amend or terminate the Plan at any time and from time to time.  Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination

. No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 21. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

First Northern Community Bancorp

By

Name	Louise A. Walker

Title	President and Chief Executive Officer

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Appendix B

2016 Employee Stock Purchase Plan

First Northern Community Bancorp
2016 Employee Stock Purchase Plan

Page

SECTION 1.Establishment and Purpose of the Plan. i

SECTION 2.Definitions. i

SECTION 3Duration; Shares Authorized. iii

SECTION 4Administration. iii

SECTION 5Eligibility, Enrollment and Participation. iii

SECTION 6Offering Periods. iv

SECTION 7Purchase Price. iv

SECTION 8Employee Contributions. iv

SECTION 9.Plan Accounts; Purchase of Shares. v

SECTION 10.Withdrawal From the Plan. vi

SECTION 11.Change in Employment Status. vi

SECTION 12.Rights Not Transferable. vi

SECTION 13.Recapitalization, Etc. vii

SECTION 14.Limitation on Stock Ownership. vii

SECTION 15.No Rights as an Employee. vii

SECTION 16.Rights as a Stockholder. vii

SECTION 17.Securities Law Requirement. viii

SECTION 18.Use of Funds. viii

SECTION 19.Amendment or Termination of the Plan. viii

SECTION 20Governing Law. viii

i

FIRST NORTHERN COMMUNITY BANCORP
2016 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.                                Establishment and Purpose of the Plan.

This Plan was adopted by the Board of Directors on March 19, 2015, and shall be effective on March 16, 2016 or such earlier date when the Board of Directors has terminated the First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan, subject to approval of the Company’s shareholders (the “Effective Date”).  The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions.  The Plan is intended to qualify under Section 423 of the Code.

SECTION 2.                                Definitions.

(a)           "Board of Directors" or "Board" means the Board of Directors of the Company.

(b)           "Code"  means the Internal Revenue Code of 1986, as amended.

(c)           "Committee"  means a committee designated by the Board, as described in Section 4.

(d)           "Company"  means First Northern Community Bancorp, a California corporation.

(e)           "Compensation"  means the base compensation and wages paid to a Participant in cash or in kind by a Participating Company, including overtime, commissions and shift differential.  Incentive compensation, other bonuses and other forms of compensation for work outside the regular work schedule, severance, fringe benefits, contributions to and benefits received under employee benefit plans, and income attributable to the exercise of stock options are excluded.

(f)           "Corporate Reorganization"  means:

(i)	The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)	The sale, transfer or other disposition of all or substantially all of the Company’s assets of the complete liquidation or dissolution of the Company.

(g)           "Date of Participation"  means the day preceding the first day of an Offering Period.

(h)           "Eligible Employee" means any Employee (i) who has been continually employed for at least ninety (90) days prior to the commencement of an Offering Period and (ii) who is an Employee at the commencement of an Offering Period.  In addition, an Employee who is an officer and who is a highly compensated employee within the meaning of section 414(q) of the Code may be excluded from participation in the Plan.

(i)           "Employee" means any common-law employee of a Participating Company.

(j)           "Fair Market Value" means the market price of one share of Stock, determined by the Committee as follows:

       (i)    If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if now so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the OTC Link Quote System;

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       (ii)    If the Stock was traded on any established stock exchange (such as the New York Stock Exchange or The NASDAQ Stock Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

       (iii)   If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

For any date that is not a Trading Date, the Fair Market Value of a share of Stock shall be determined by using the closing sale price for the immediately preceding Trading Day. Such determination shall be conclusive and binding on all persons.

(k)           "Offering"  means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.

(l)           "Offering Date"  means the first day of an Offering.

(m)           "Offering Period"  means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 6.

(n)           "Participant"  means an Eligible Employee who elects to participate in the Plan, as provided in Section 5 hereof.

(o)           "Participating Company"  means the Company, First Northern Bank of Dixon and such present or future Subsidiaries of the Company as the Committee shall from time to time designate.

       (p)           “Plan” means this 2016 First Northern Community Bancorp Employee Stock Purchase Plan, as amended from time to time.

(q)           "Plan Account" means the account established for each Participant pursuant to Section 9(a).

(r)           "Purchase Date"  means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of an Offering.

(s)           "Purchase Period"  means one or more successive periods during an Offering beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.

               (t)           "Purchase Price" means the price at which Participants may purchase Stock under Section 5 of the Plan, as determined pursuant to Section 7.

       (u)           "Stock" means the common stock of the Company.

               (v)           "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(w)           "Trading Date"  means a day on which the national stock exchange on which the Stock is traded is open for trading.

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SECTION 3                                Duration; Shares Authorized.

The Plan shall continue until the earlier to occur of (i) March 15, 2026, (ii) termination of the Plan pursuant to Section 19 below, or (iii) issuance of all of the shares of Stock reserved for issuance under the Plan.  The maximum aggregate number of shares of Stock which may be offered under the Plan shall be the sum of (x) the number of shares subject to an offering under the First Northern Community Bancorp 2006 Amended Employee Stock Purchase Plan (the “Predecessor Plan”) as of the Effective Date, to the extent that the offering expires or terminates or the Participant withdraws from the offering without the purchase of such shares, plus (y) any reserved shares not purchased or subject to an offering under the Predecessor Plan on the Effective Date; plus (z) one hundred sixty thousand eighty (160,080) shares of Stock; provided, however, that such sum shall not exceed two hundred fifty thousand (250,000) shares of Stock, subject to adjustment as provided in Section 13 hereof.

SECTION 4                                Administration.

(a)           The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable.  Any decision reduced to writing and signed by all members of the Committee shall be fully effective as if it had been made at a meeting duly held.  The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be conclusive and binding on all persons.

(b)           No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the right to purchase Stock hereunder.  The Committee shall be fully indemnified by the Company with respect to such action, determination or interpretation against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he or she may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock purchased thereunder, and against all amounts paid by him or her in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by him or her in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

(c)           All costs and expenses incurred in administering the Plan shall be paid by the Company.  The Board or the Committee may request advice for assistance or employ such other persons as are necessary for proper administration of the Plan.

SECTION 5                                Eligibility, Enrollment and Participation.

(a)           While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period.  Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges.  The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock that may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan.  The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a shares of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date.  The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.

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(b)           Any person who qualifies or will qualify as an Eligible Employee on the Date of Participation with respect to an Offering Period may elect to participate in the Plan for such Offering Period.  An Eligible Employee may elect to participate by executing the enrollment form prescribed for such purpose by the Committee.  The enrollment form shall be filed with the Committee in accordance with such procedures as may be established by the Committee.  The Eligible Employee shall designate on the enrollment form the amount of his or her Compensation which he or she elects to have withheld for the purchase of Stock in the manner specified by the Committee; provided that the amount may not be greater than ten percent (10%) of the Participant's Compensation.

(c)           By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock as of each Purchase Date which can be purchased with the amount of the Participant's Compensation which is withheld during the Offering Period, unless the Participant has previously elected to withdraw from the Plan in accordance with Section 10.

(d)           Once enrolled, a Participant will continue to participate in the Plan for each succeeding Offering Period until he or she terminates participation or ceases to qualify as an Eligible Employee.  A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).  A Participant whose employee contributions were discontinued automatically under Section 14 shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.  When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participation shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 6                                Offering Periods.

The Plan shall be implemented by one or more Offering Periods of not more than twenty-seven (27) months each.  The Committee shall determine the commencement date and duration of each Offering Period.

SECTION 7                                Purchase Price.

The Purchase Price for each share of Stock purchased during an Offering Period shall not be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of such share on the Purchase Date.

SECTION 8                                Employee Contributions.

A Participant may purchase shares of Stock solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering.  Payroll deductions, as designated by the Participant pursuant to Section 5(b), shall commence with the first paycheck issued during the Offering Period and shall be deducted from each paycheck throughout the Offering Period.  If a Participant desires to decrease the rate of payroll withholding during the Offering Period, he or she may do so, if permitted by the Committee, one time during an Offering Period by filing a new enrollment form with the Committee.  Such decrease will be effective as of the first day of the second payroll period which begins following the receipt of the new enrollment form.  If a Participant desires to increase the rate of payroll withholding, he or she may do so effective for the next Offering Period by filing a new enrollment form with the Committee on or before the date specified by the Committee, and if none is stated, then no later than the first day of the Offering Period for which such change is to be effective.

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SECTION 9.                                Plan Accounts; Purchase of Shares.

(a)           The Company will maintain a Plan Account on its books in the name of each Participant.  At the close of each pay period, the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account.  Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes.  No interest shall be credited to Plan Accounts.

(b)           As of each Purchase Date, the amount then in the Participant's Plan Account will be divided by the Purchase Price, and the number of whole shares which results (subject to such limitations as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, and the limitations described in Sections 5(c), 9(c) and 14) shall be purchased from the Company with the funds in the Participant's Plan Account.  For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.  Share certificates representing the number of shares of Stock so purchased shall be delivered to the Committee (or a broker designated by the Committee) pursuant to an enrollment form between each Participant and the Company and subject to the conditions described therein which may include a requirement that shares of Stock be held and not sold for certain time periods.  Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(c)           In the event that the aggregate number of shares which all Participants elect to purchase during an Offering Period shall exceed the number of shares remaining available for issuance under the Plan, or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the sum of the number of shares the Participant has elected to purchase pursuant to Section 5, and the denominator of which is the sum of the number of shares which all employees have elected to purchase pursuant to Section 5.  Any cash amount remaining in the Participant's Plan Account under these circumstances shall be refunded to the Participant.

(d)           Any amount remaining in the Participant's Plan Account caused by a surplus due to fractional shares after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall be carried over in the Participant's Plan Account for the succeeding Offering Period, or refunded to the Participant in cash, without interest.  Any amount remaining in the Participant's Plan Account caused by the application of Section 9(c) or anything else other than a surplus due to fractional shares shall be refunded to the Participant in cash, without interest.

(e)           As soon as practicable following the end of each Offering Period, the Company shall deliver to each Participant a Plan Account statement setting forth the amount of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

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(f)           The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board.  Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 10.                                Withdrawal From the Plan.

A Participant may elect to withdraw from participation under the Plan at any time up to the last day of an Offering Period by filing the prescribed form with the Committee at the prescribed location.  Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering.  In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock.  As soon as practicable after a withdrawal, payroll deductions shall cease and all amounts credited to the Participant's Plan Account will be refunded in cash, without interest.  No partial withdrawals shall be permitted.  A Participant who has withdrawn from the Plan shall not be a Participant in future Offering Periods, unless he or she again enrolls in accordance with the provisions of Section 5.

SECTION 11.                                Change in Employment Status.

(a)           Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 10.  A transfer from one Participating Company to another shall not be treated as a termination of employment.

(b)           For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing.  Employment, however, shall be deemed to terminate three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work.  Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)           A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to the purchase of shares but prior to delivery to him of such shares and cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to the last day of a Offering Period.

(d)           Such designation of beneficiary may be changed by the Participant at any time by written notice.  In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 12.                                Rights Not Transferable.

The rights or interests of any Participant in the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the laws of descent and distribution.  If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the laws of descent and distribution, such act shall be treated as an election to withdraw under Section 10.

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SECTION 13.                                Recapitalization, Etc.

(a)           The aggregate number of shares of Stock offered under the Plan, the number and price of shares which any Participant has elected to purchase pursuant to Section 5 and the maximum number of shares which a Participant may elect to purchase under the Plan in any Offering Period shall be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of Stock (or issuance of shares other than common stock) resulting from a forward or reverse split, subdivision or consolidation of shares; the payment of a stock dividend or bonus; a recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination or exchange of shares of Stock; the issuance of warrants or other rights to purchase shares of Stock or other securities; any other change in corporate structure; or an extraordinary distribution (whether in the form of cash, shares of Stock or other securities or property) .

(b)           Any other provision of this Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate, and shares shall be purchased pursuant to Section 5, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger, consolidation or reorganization.

(c)           The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.                                Limitation on Stock Ownership.

Notwithstanding any provision herein to the contrary, no Participant shall be permitted to elect to participate in the Plan (i) if such Participant, immediately after his or her election to participate, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the rights of the Employee to purchase Stock under this Plan and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Stock (determined at the beginning of the Offering Period in accordance with the provisions of section 423(b)(8) of the Code and applicable Treasury regulations promulgated thereunder) for each calendar year for which such right is outstanding at any time.  For purposes of this Section 14, ownership of stock shall be determined by the attribution rules of Section 424(d) of the Code, and Participants shall be considered to own any stock which they have a right to purchase under this or any other stock plan, and each Participant shall be deemed to have a right to purchase up the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limits specified pursuant to Section 5(c) with respect to each Offering Period.  If a Participant is precluded by the dollar limit in clause (ii), above, from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 15.                                No Rights as an Employee.

Nothing in the Plan, or in any right granted under the Plan, shall be construed to give any person the right to remain in the employ of a Participating Company.  Each Participating Company reserves the right to terminate the employment of any person at any time and for any reason, with or without cause.

SECTION 16.                                Rights as a Stockholder.

A Participant shall have no rights as a stockholder with respect to any shares of Stock he or she may have a right to purchase under the Plan until the purchase of such shares of Stock pursuant to Section 9(b), subject to the stockholders approval of the adoption of the Plan.

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SECTION 17.                                Securities Law Requirement.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 18.                                Use of Funds.

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions in separate accounts.

SECTION 19.                                Amendment or Termination of the Plan.

The Board of Directors (or any committee thereof to which it delegates such authority) shall have the right to amend, suspend or terminate the Plan at any time without notice.  Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board (or any committee thereof to which it delegates such authority) may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant.  Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company.  In addition, any other amendment of the Plan shall be subject to stockholder approval to the extent required by applicable laws or regulations.

SECTION 20                                Governing Law.

The Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

To record the adoption of the Plan by the Board of Directors, effective as of March 19, 2015, and subject to stockholder approval, the Company has caused its authorized officer to execute the same on March 19, 2015.

First Northern Community Bancorp

By

Name	Louise A. Walker

Title	President and Chief Executive Officer

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Revocable Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders of

First Northern Community Bancorp to be held on May 19, 2015

The undersigned hereby appoint(s) Louise A. Walker and Jeremiah Z. Smith, and either of them, each with full power of substitution as Proxy for the undersigned, to attend the Annual Meeting of the Shareholders of First Northern Community Bancorp to be held at the First Northern Bank Operations Center, 210 Stratford Avenue, Dixon, California, at 5:30 p.m. on May 19, 2015, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES
LISTED IN ITEMS 1 AND “FOR” PROPOSALS 2, 3 AND 4 BELOW:

(1)	To elect the following eleven (11) persons to the Board of Directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Lori J. Aldrete                John M. Carbahal                 Richard M. Martinez                    David W. Schulze

Frank J. Andrews, Jr.      Gregory DuPratt                 Foy S. McNaughton                      Louise A. Walker

Patrick R. Brady        Diane P. Hamlyn   Owen J. Onsum

☐ VOTE FOR ALL NOMINEES LISTED ABOVE, except for the nominees circled, if any

☐  VOTE WITHHELD

(2)
Ratify the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP to act as the independent registered public accounting firm of First Northern Community Bancorp for the year ending December 31, 2015.

☐ FOR                                  ☐ AGAINST                                    ☐  ABSTAIN

(3)	Approve the First Northern Community Bancorp 2016 Stock Incentive Plan (which will replace the First Northern Community Bancorp 2006 Stock Incentive Plan).

☐ FOR                                  ☐ AGAINST                                    ☐  ABSTAIN

(4)	Approve the First Northern Community Bancorp 2016 Employee Stock Purchase Plan (which will replace the First Northern Community Bancorp 2006 Employee Stock Purchase Plan).

☐ FOR                                 ☐ AGAINST                                    ☐  ABSTAIN

(5)	Act upon such other matters as may properly come before such meeting or any adjournment or postponement thereof.

This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted for all of the nominees listed under Item 1, in the manner described in the Proxy Statement dated April 13, 2015, in favor of Items 2, 3 and 4 and with respect to any other business properly brought before the Annual Meeting or any adjournment, in accordance with the discretion of the Proxyholders.  This proxy confers on the Proxyholders the power of cumulative voting as described in such Proxy Statement.

Please sign exactly as name appears below.  When shares are held by joint tenants, both must sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer, stating officer’s title.  If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2015	Signed _________________________________________
Dated: ___________________, 2015	Signed _________________________________________

Please sign exactly as shown below and give your full title, if applicable

☐	I/We expect to attend the meeting and reception.	☐	I/We expect to attend the meeting ONLY.

☐	I/We do not expect to attend.	Number expected to attend: _____________

Please indicate how you would like your nametag(s) to read:

Please Type or Print

PLEASE PROMPTLY COMPLETE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE
Name on account and number of shares

as of March 31, 2015